                                                                   Exhibit: 99.4






                           AKAMAI TECHNOLOGIES, INC.,

                                     Issuer,

                                       and

                      STATE STREET BANK AND TRUST COMPANY,

                                     Trustee

                            ------------------------


                                    INDENTURE


                            Dated as of June 20, 2000

                            ------------------------



                                  $250,000,000

                 5-1/2% Convertible Subordinated Notes Due 2007


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                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS; TRUST INDENTURE ACT..................................   1
   SECTION 1.01. DEFINITIONS................................................   1
   SECTION 1.02. OTHER DEFINITIONS..........................................   5
   SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT..........   6
   SECTION 1.04. RULES OF CONSTRUCTION......................................   7

ARTICLE II THE NOTES........................................................   7
   SECTION 2.01. FORM AND DATING............................................   7
   SECTION 2.02. EXECUTION AND AUTHENTICATION...............................  11
   SECTION 2.03. REGISTRAR AND PAYING AGENT.................................  11
   SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST........................  12
   SECTION 2.05. HOLDER LISTS...............................................  12
   SECTION 2.06. TRANSFER AND EXCHANGE......................................  12
   SECTION 2.07. REPLACEMENT NOTES..........................................  17
   SECTION 2.08. OUTSTANDING NOTES..........................................  18
   SECTION 2.09. TREASURY NOTES.............................................  18
   SECTION 2.10. TEMPORARY NOTES; GLOBAL NOTES..............................  18
   SECTION 2.11. CANCELLATION...............................................  19
   SECTION 2.12. DEFAULTED INTEREST.........................................  19
   SECTION 2.13. CUSIP NUMBERS..............................................  19

ARTICLE III REDEMPTION......................................................  20
   SECTION 3.01. NOTICES TO TRUSTEE.........................................  20
   SECTION 3.02. SELECTION OF NOTES TO BE REDEEMED..........................  20
   SECTION 3.03. NOTICE OF REDEMPTION.......................................  20
   SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION.............................  21
   SECTION 3.05. DEPOSIT OF REDEMPTION PRICE................................  21
   SECTION 3.06. NOTES REDEEMED IN PART.....................................  21
   SECTION 3.07. OPTIONAL REDEMPTION........................................  22
   SECTION 3.08. MANDATORY REDEMPTION.......................................  22
   SECTION 3.09. PURCHASE OFFER.............................................  22

ARTICLE IV COVENANTS........................................................  24
   SECTION 4.01. PAYMENT OF NOTES...........................................  24
   SECTION 4.02. REPORTS....................................................  24
   SECTION 4.03. COMPLIANCE CERTIFICATE.....................................  24
   SECTION 4.04. STAY, EXTENSION AND USURY LAWS.............................  25
   SECTION 4.05. CORPORATE EXISTENCE........................................  25
   SECTION 4.06. TAXES......................................................  26
   SECTION 4.07. FUNDAMENTAL CHANGE.........................................  26
   SECTION 4.08. LIMITATION ON STATUS AS INVESTMENT COMPANY.................  26
   SECTION 4.09. SPECIAL INTEREST...........................................  26

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

ARTICLE V CONVERSION........................................................  26
   SECTION 5.01. CONVERSION PRIVILEGE.......................................  26
   SECTION 5.02. CONVERSION PROCEDURE.......................................  27
   SECTION 5.03. FRACTIONAL SHARES..........................................  28
   SECTION 5.04. TAXES ON CONVERSION........................................  28
   SECTION 5.05. COMPANY TO PROVIDE STOCK...................................  28
   SECTION 5.06. ADJUSTMENT OF CONVERSION PRICE.............................  29
   SECTION 5.07. NO ADJUSTMENT..............................................  32
   SECTION 5.08. OTHER ADJUSTMENTS..........................................  32
   SECTION 5.09. ADJUSTMENTS FOR TAX PURPOSES...............................  32
   SECTION 5.10. NOTICE OF ADJUSTMENT.......................................  32
   SECTION 5.11. NOTICE OF CERTAIN TRANSACTIONS.............................  33
   SECTION 5.12. EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS,
                 MERGERS OR SALES ON CONVERSION PRIVILEGE ..................  33
   SECTION 5.13. TRUSTEE'S DISCLAIMER.......................................  34

ARTICLE VI SUBORDINATION....................................................  34
   SECTION 6.01. AGREEMENT TO SUBORDINATE AND RANKING.......................  34
   SECTION 6.02. NO PAYMENT ON NOTES IF SENIOR DEBT IN DEFAULT..............  35
   SECTION 6.03. DISTRIBUTION ON ACCELERATION OF NOTES; DISSOLUTION AND
                 REORGANIZATION; SUBROGATION OF NOTES ......................  36
   SECTION 6.04. RELIANCE BY SENIOR DEBT ON SUBORDINATION PROVISIONS........  38
   SECTION 6.05. NO WAIVER OF SUBORDINATION PROVISIONS......................  39
   SECTION 6.06. TRUSTEE'S RELATION TO SENIOR DEBT..........................  39
   SECTION 6.07. OTHER PROVISIONS SUBJECT HERETO............................  40

ARTICLE VII SUCCESSORS......................................................  40
   SECTION 7.01. LIMITATION ON MERGER, SALE OR CONSOLIDATION................  40
   SECTION 7.02. SUCCESSOR CORPORATION SUBSTITUTED..........................  41

ARTICLE VIII DEFAULTS AND REMEDIES..........................................  41
   SECTION 8.01. EVENTS OF DEFAULT..........................................  41
   SECTION 8.02. ACCELERATION...............................................  43
   SECTION 8.03. OTHER REMEDIES.............................................  43
   SECTION 8.04. WAIVER OF PAST DEFAULTS....................................  44
   SECTION 8.05. CONTROL BY MAJORITY........................................  44
   SECTION 8.06. LIMITATION ON SUITS........................................  44
   SECTION 8.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT.......................  45
   SECTION 8.08. COLLECTION SUIT BY TRUSTEE.................................  45
   SECTION 8.09. TRUSTEE MAY FILE PROOFS OF CLAIM...........................  45
   SECTION 8.10. PRIORITIES.................................................  45
   SECTION 8.11. UNDERTAKING FOR COSTS......................................  45

ARTICLE IX TRUSTEE..........................................................  46
   SECTION 9.01. DUTIES OF TRUSTEE..........................................  46
   SECTION 9.02. RIGHTS OF TRUSTEE..........................................  46
   SECTION 9.03. INDIVIDUAL RIGHTS OF TRUSTEE...............................  47

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

   SECTION 9.04. TRUSTEE'S DISCLAIMER.......................................  47
   SECTION 9.05. NOTICE OF DEFAULTS.........................................  47
   SECTION 9.06. REPORTS BY TRUSTEE TO HOLDERS..............................  48
   SECTION 9.07. COMPENSATION AND INDEMNITY.................................  48
   SECTION 9.08. REPLACEMENT OF TRUSTEE.....................................  49
   SECTION 9.09. SUCCESSOR TRUSTEE BY MERGER, ETC...........................  50
   SECTION 9.10. ELIGIBILITY; DISQUALIFICATION..............................  50
   SECTION 9.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY..........  50

ARTICLE X DISCHARGE OF INDENTURE............................................  50
   SECTION 10.01. TERMINATION OF COMPANY'S OBLIGATIONS......................  50
   SECTION 10.02. REPAYMENT TO COMPANY......................................  50

ARTICLE XI AMENDMENTS, SUPPLEMENTS AND WAIVERS..............................  50
   SECTION 11.01. WITHOUT CONSENT OF HOLDERS................................  50
   SECTION 11.02. WITH CONSENT OF HOLDERS...................................  51
   SECTION 11.03. COMPLIANCE WITH TRUST INDENTURE ACT.......................  52
   SECTION 11.04. REVOCATION AND EFFECT OF CONSENTS.........................  52
   SECTION 11.05. NOTATION ON OR EXCHANGE OF NOTES..........................  52
   SECTION 11.06. TRUSTEE PROTECTED.........................................  53

ARTICLE XII MISCELLANEOUS...................................................  53
   SECTION 12.01. TRUST INDENTURE ACT CONTROLS..............................  53
   SECTION 12.02. NOTICES...................................................  53
   SECTION 12.03. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS...............  54
   SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT........  54
   SECTION 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.............  54
   SECTION 12.06. RULES BY TRUSTEE AND AGENTS...............................  54
   SECTION 12.07. LEGAL HOLIDAYS............................................  54
   SECTION 12.08. NO RECOURSE AGAINST OTHERS................................  55
   SECTION 12.09. COUNTERPARTS AND FACSIMILE SIGNATURES.....................  55
   SECTION 12.10. VARIABLE PROVISIONS.......................................  55
   SECTION 12.11. GOVERNING LAW, SUBMISSION TO JURISDICTION.................  56
   SECTION 12.12. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.............  56
   SECTION 12.13. SUCCESSORS................................................  57
   SECTION 12.14. SEVERABILITY..............................................  57
   SECTION 12.15. TABLE OF CONTENTS, HEADINGS, ETC..........................  57

Exhibits
Exhibit A Form of Legends and Notes.........................................  A1

Exhibit B Form of Transfer Certificate for Transfer From Rule 144A Global
  Note or Restricted Note to Regulation S Global Note.......................  B1

Exhibit C Form of Transfer Certificate for Transfer From Regulation S Global
  Note or Restricted Note to Rule 144A Global Note..........................  C1

Exhibit D Form of Transfer Certificate for Transfer from Global Note or
  Restricted Note to Restricted Note........................................  D1

Exhibit E Form of Letter to be Delivered by Institutional Accredited
  Investors ................................................................  E1


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                  INDENTURE, dated as of June 20, 2000, between Akamai
         Technologies, Inc., a Delaware corporation (the "COMPANY"), and State Street Bank and Trust Company, a Massachusetts Trust Company, as trustee (the "TRUSTEE").


                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined in Section 1.01 hereof) of the Company's 5-1/2% Convertible Subordinated Notes due 2007 (the "NOTES"):

                                   ARTICLE I
                        DEFINITIONS; TRUST INDENTURE ACT

SECTION 1.01 DEFINITIONS.


                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.


                  "AGENT" means any Registrar, Paying Agent, New York Presenting Agent or Conversion Agent.


                  "BOARD OF DIRECTORS" means the Board of Directors of the Company or any authorized committee of the Board of Directors.


                  "BOARD RESOLUTION" means a duly authorized resolution of the Board of Directors.


                  "BUSINESS DAY" means any day that is not a Legal Holiday.


                  "CAPITAL STOCK" means any and all shares, interests, participations, rights or other equivalents, however designated, of corporate stock, including, without limitation, partnership interests.


                  "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company as the same exists at the date of the execution of this Indenture or as such stock may be constituted from time to time.

                  "COMPANY" means the party named as such above until a successor replaces it in accordance with Article VII and thereafter means the successor.


                  "DAILY MARKET PRICE" means the price of a share of Common Stock on the relevant date, determined (a) on the basis of the last reported sale price regular way of the Common Stock as reported on the Nasdaq Stock Market's National Market (the "NNM"), or if the Common Stock is not then listed on the NNM, as reported on such national securities exchange upon which the Common Stock is listed, or
         (b) if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations regular way as so reported, or (c) if the Common Stock is not listed on the NNM or on any national securities exchange, on the basis of the average of the high bid and low asked quotations regular way on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.


                  "DEFAULT" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.


                  "DEPOSITARY" shall mean The Depository Trust Company, its nominees and their respective successors.


                  "DESIGNATED SENIOR DEBT" means Senior Debt in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Debt shall be "Designated Senior Debt" for the purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Debt to exercise the rights of Designated Senior Debt).


                  "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any Indebtedness that is convertible into, or exchangeable for, Capital Stock.


                  "EXCESS PAYMENT" means the excess of (A) the aggregate of the cash and value of other consideration paid by the Company or any of its Subsidiaries with respect to shares of the Company acquired in a tender offer or other negotiated transaction over (B) the market value of such acquired shares after giving effect to the completion of a tender offer or other negotiated transaction.


                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.


                  "EXCHANGE RATE CONTRACT" means, with respect to any Person, any currency swap agreements, forward exchange rate agreements, foreign currency futures or options, exchange rate collar agreements, exchange rate insurance and other agreements or arrangements, or combination thereof, the principal purpose of which is to provide protection against fluctuations in currency exchange rates. An Exchange Rate Contract may also include an Interest Rate Agreement.


                  "FUNDAMENTAL CHANGE" means the occurrence of any transaction or event in connection with which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitute in all material respects solely the right to receive consideration, whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise, which is not all or substantially all common stock that is, or upon issuance will be, (i) listed on a United States national securities exchange, or (ii) approved for quotation on the NASDAQ

         National Market or any similar United States system of automated dissemination of quotations of securities prices.


                  "FUNDAMENTAL CHANGE OFFER" means a Purchase Offer.


                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are in effect on the Issuance Date and are applied on a consistent basis.


                  "GUARANTEE" means a guarantee, other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner, including, without limitation, letters of credit and reimbursement agreements in respect thereof, of all or any part of any Indebtedness.


                  "HOLDER" means a Person in whose name a Note is registered in the register referred to in Section 2.03.


                  "INDEBTEDNESS" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or reimbursement agreements in respect thereof, or representing the balance deferred and unpaid of the purchase price of any property (which purchase price is due more than six months after the placing into service or delivery of such property) including pursuant to capital leases and sale-and-leaseback transactions, or representing any hedging obligations under an Exchange Rate Contract or an Interest Rate Agreement, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness, other than obligations under an Exchange Rate Contract or an Interest Rate Agreement, would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and also includes, to the extent not otherwise included, the Guarantee of items which would be included within this definition if incurred directly by such Person. The amount of any Indebtedness outstanding as of any date shall be the accreted value thereof, in the case of any Indebtedness issued with original issue discount. Indebtedness shall not include liabilities for taxes of any kind.


                  "INDENTURE" means this Indenture, as amended from time to time.


                  "INITIAL PURCHASERS" means Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC.


                  "INTEREST RATE AGREEMENT" means, with respect to any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement the principal purpose of which is to protect the party indicated therein against fluctuations in interest rates.

                  "ISSUANCE DATE" means the date on which the Notes are first authenticated and issued.


                  "NOTES" has the meaning set forth in the preamble hereto.


                  "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.


                  "OFFICER" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.


                  "OFFICERS' CERTIFICATE" means a certificate of the Company signed by two Officers, one of whom must be the Chairman of the Board, the President, the Treasurer or a Vice President of the Company.


                  "OPINION OF COUNSEL" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.


                  "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.


                  "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of June 15, 2000, among the Company and the Initial Purchasers.


                  "REGISTRATION DEFAULT" has the meaning set forth in Section 2 of the Notes.


                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement relating to the Notes and the underlying Common Stock, dated June 20, 2000, among the Company and the Initial Purchasers party thereto.


                  "SEC" means the Securities and Exchange Commission.


                  "SECURITIES ACT" means the Securities Act of 1933, as amended.


                  "SENIOR DEBT" means the principal of, interest on and other amounts due on (i) Indebtedness of the Company, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed by the Company, for money borrowed from banks or other financial institutions; (ii) Indebtedness of the Company, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed by the Company; and (iii) Indebtedness of the Company under interest rate swaps, caps or similar hedging agreements and foreign exchange contracts, currency swaps or similar agreements: unless, in the instrument creating or evidencing or pursuant to which Indebtedness under (i) or (ii) is outstanding, it is expressly provided that such Indebtedness is not senior in right of payment to the Notes. Senior Debt includes, with respect to the obligations described in clauses (i) and (ii) above, interest accruing, pursuant to the terms of such Senior Debt, on or after the filing of

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

         any petition in bankruptcy or for reorganization relating to the Company, whether or not post-filing interest is allowed in such proceeding, at the rate specified in the instrument governing the relevant obligation. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include: (a) Indebtedness of or amounts owed by the Company for compensation to employees, or for goods or materials purchased in the ordinary course of business, or for services; and (b) Indebtedness of the Company to any Subsidiary of the Company.


                  "SHELF REGISTRATION STATEMENT" shall have the meaning set forth in the Registration Rights Agreement.


                  "SIGNIFICANT SUBSIDIARY" means any Subsidiary of the Company which is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act, as such Regulation is in effect on the date hereof.


                  "SPECIAL INTEREST" has the meaning set forth in Section 2 of the Notes.


                  "SUBSIDIARY" means any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled, without regard to the occurrence of any contingency, to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.


                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of execution of this Indenture.


                  "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.


                  "TRUST OFFICER" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.


                  "WHOLLY-OWNED SUBSIDIARY" of any specified Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person and one or more Wholly-Owned Subsidiaries of such Person.

SECTION 1.02.     OTHER DEFINITIONS.


                                                                             DEFINED
  TERM                                                                       IN SECTION

"AGENT MEMBER".................................................................  2.01
"BANKRUPTCY LAW"...............................................................  8.01
"CLEARSTREAM"..................................................................  2.01

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

"COMMENCEMENT DATE"............................................................  3.09
"CONVERSION AGENT".............................................................  2.03
"CONVERSION DATE"..............................................................  5.02
"CONVERSION PRICE".............................................................  5.01
"CONVERSION SHARES"............................................................  5.06
"CUSTODIAN"....................................................................  8.01
"DISTRIBUTION DATE"............................................................  5.06
"DISTRIBUTION RECORD DATE".....................................................  5.06
"EUROCLEAR"....................................................................  2.01
"EVENT OF DEFAULT".............................................................  8.01
"FUNDAMENTAL CHANGE  PAYMENT"..................................................  4.07
"GLOBAL NOTE"..................................................................  2.01
"GLOBAL NOTES LEGEND"..........................................................  2.01
"LEGAL HOLIDAY"................................................................ 12.08
"NEW YORK PRESENTING AGENT"....................................................  2.03
"OFFER AMOUNT".................................................................  3.09
"PAYING AGENT".................................................................  2.03
"PAYMENT BLOCKAGE NOTICE"......................................................  6.02
"PAYMENT BLOCKAGE PERIOD"......................................................  6.02
"PAYMENT DEFAULT"..............................................................  8.01
"PURCHASE DATE"................................................................  3.09
"PURCHASE OFFER"...............................................................  3.09
"QIBs".........................................................................  2.01
"REGULATION S" ................................................................  2.01
"REGULATION S GLOBAL NOTE".....................................................  2.01
"REGISTRAR"....................................................................  2.03
"RESTRICTED NOTES".............................................................  2.01
"RESTRICTED NOTES LEGEND"......................................................  2.01
"RIGHTS".......................................................................  5.06
"RULE 144A"....................................................................  2.01
"RULE 144A GLOBAL NOTE"........................................................  2.01
"TENDER PERIOD"................................................................  3.09

SECTION 1.03.     INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.


                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.


         The following TIA terms used in this Indenture have the following meanings:


                  "INDENTURE SECURITIES" means the Notes;


                  "INDENTURE SECURITY HOLDER" means a Holder of a Note;


                  "INDENTURE TO BE QUALIFIED" means this Indenture;

                  "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee;
and


                  "OBLIGOR" on the Notes means the Company or any other obligor on the Notes.


                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04.     RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

         (a)      a term has the meaning assigned to it;

         (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP consistently applied;

         (c)      "OR" is not exclusive;

         (d) words in the singular include the plural, and in the plural include the singular;

         (e)      provisions apply to successive events and transactions;

         (f) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time; and

         (g) a reference to "$" or U.S. Dollars is to United States dollars.

                                   ARTICLE II
                                    THE NOTES

SECTION 2.01.     FORM AND DATING.


(a)      GENERAL.


                  The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, which is hereby incorporated by reference and expressly made a part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof. The terms and provisions of the Notes set forth in Exhibit A are part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

                  (b) GLOBAL NOTES.


                  The Notes are being offered and sold by the Company pursuant to the Purchase Agreement. The Notes shall be offered and sold primarily to Qualified Institutional Buyers ("QIBs") in reliance on Rule 144A under the Securities Act ("RULE 144A"), as provided in the Purchase Agreement. The Notes shall be issued initially in the form of one or more permanent Global Notes in definitive, fully registered form without interest coupons with the Global Notes Legend ("GLOBAL NOTES LEGEND") and Restricted Notes Legend ("RESTRICTED NOTES LEGEND") set forth in Exhibit A hereto ("RULE 144A GLOBAL NOTE"), which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.


                  Notes transferred in reliance on Regulation S under the Securities Act ("REGULATION S") as provided in Section 2.06(a)(ii) and
         (v) hereof, shall be issued in the form of one or more permanent Global Notes in definitive, fully registered form without interest coupons with the Global Notes Legend and Restricted Notes Legend set forth in Exhibit A hereto (the "REGULATION S GLOBAL NOTE"), which shall be deposited on behalf of the transferees of the Notes represented thereby with the Trustee, as custodian, for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of the Euroclear System ("EUROCLEAR") or Clearstream Banking ("CLEARSTREAM"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal of the Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.


                  So long as any Global Note is outstanding, owners of beneficial interests therein may transfer their interests therein only in reliance on Regulation S or to QIBs in reliance on Rule 144A in accordance with Section 2.06.

                  (c) BOOK-ENTRY PROVISIONS.


                  This Section 2.01(c) shall apply only to the Rule 144A Global Note and the Regulation S Global Note issued in the form of one or more permanent Global Notes (collectively, the "GLOBAL NOTES") deposited with or on behalf of the Depositary.


                  The Company shall execute and the Trustee shall, in accordance with this Section 2.01(c), authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary.


                  Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

                  (d) CERTIFICATED NOTES.


                  So long as the Depositary or its nominee is the registered owner of a Note, the Depositary or such nominee, as the case may be, will be considered the sole owner or Holder of the Notes represented by the Global Notes for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note will not be entitled to have Notes represented by such Global Note registered in their names, will not receive or be entitled to receive physical delivery of certificated Notes, and will not be considered the owners or holders thereof under the Indenture for any purpose, including with respect to the giving of any directions, instructions or approvals to the Trustee thereunder.


                  Other than as set forth below in this Section, certificated Notes will be issued to owners of beneficial interests in Global Notes in exchange for their interests in Global Notes only if (1) the Company notifies the Trustee in writing that the Depositary is no longer willing or able to act as a depositary and the Company is unable to locate a qualified successor within 90 days, or (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Notes in definitive form under the Indenture. In either case, upon surrender by the Depositary of the Global Notes, certificated Notes will be issued to each Person that the Depositary identifies as the beneficial owner of the Notes represented by the Global Notes. In addition, the Company will issue certificated Notes in exchange for interests in Global Notes upon the request of an owner of such an interest if an Event of Default has occurred and is continuing, in which case, upon receipt of such request and necessary information from the Depositary in accordance with its procedures, the principal Registrar shall instruct the Depositary as to the corresponding reduction to be made in the principal amount of the relevant Global Note. Finally, at such time as all Global Notes cease to be outstanding pursuant to clause (1) or (2) above, certificated Notes may be issued in accordance with paragraphs (vi) and (vii) of Section 2.06(a). Upon any such issuance, the Trustee shall register such certificated Notes in the name of such Person or Persons (or the nominee of any thereof), and cause the same to be delivered thereto. All such certificated Notes shall bear the Restricted Notes Legend set forth in Exhibit A hereto (collectively with the Accredited Investor Restricted Notes defined below, the "RESTRICTED NOTES") unless otherwise provided in this
         Section 2.01(d) and Section 2.06(b) hereof.

                  Notes offered and sold to "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act), as provided in the Purchase Agreement, shall be issued in the form of one or more certificated Notes (subject to a minimum initial purchase amount of $100,000) in definitive, fully registered form without interest coupons with the Restricted Notes Legend set forth in Exhibit A hereto ("ACCREDITED INVESTOR RESTRICTED NOTES"), which shall be registered in the name of such Accredited Investor or its nominee, duly executed by the Company and authenticated by the Trustee as hereinafter provided. So long as Global Notes have not ceased to be outstanding pursuant to clause (1) or (2) in the immediately preceding paragraph above (and unless such Accredited Investor Restricted Notes have been exchanged for certificated Notes without a Restricted Notes Legend pursuant to the last paragraph in this Section, if applicable), such Accredited Investor Restricted Notes may only be transferred in reliance on Regulation S (pursuant to Section 2.06(a)(iv))or to QIBs in reliance on Rule 144A (pursuant to Section 2.06(a)(v)). After such time as Global Notes have ceased to be outstanding pursuant to clauses (1) or (2) in the immediately preceding paragraph, Accredited Investor Restricted Notes may be transferred to transferees who hold the transferred interests in the form of certificated Notes in accordance with Section 2.06(a)(vii) or Section 2.06(b).


                  Notwithstanding the foregoing, Notes offered and sold on the Issuance Date to "accredited investors" (as defined above) shall be issued initially in the form of one or more permanent Global Notes in definitive, fully registered form without interest coupons with the Global Notes Legend and Restrictive Notes Legend set forth in Exhibit A (the "Accredited Investor Global Note"), which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Such Accredited Investor Global Note shall be deemed to be a Global Note for all purposes of this Indenture. Promptly after the Issuance Date, the Company shall cause the purchasers of the Accredited Investor Global Note to arrange with the Depositary for the exchange of such Accredited Investor Global Note for Accredited Investor Restricted Notes. Upon receipt by the principal Registrar of instructions from the Depositary directing the principal Registrar to authenticate and deliver one or more Accredited Investor Restricted Notes of the same aggregate principal amount as the beneficial interest in the Accredited Investor Global Note to be exchanged, such instructions to contain the name or names of the Holder or Holders of such Accredited Investor Restricted Note or Notes, the authorized denominations of the Accredited Investor Restricted Note or Notes to be so issued and appropriate delivery instructions, the principal Registrar will instruct the Depositary to reduce the Accredited Investor Global Note by the aggregate principal amount of the beneficial interest therein to be exchanged and to debit from the account of the Person making such exchange the beneficial interest in the Accredited Investor Global Note that is being exchanged, and concurrently with such reduction and debit the Company shall execute, and the Trustee shall authenticate and deliver, one or more Accredited Investor Restricted Notes of the same aggregate principal amount in accordance with the instructions referred to above. Certificated Notes may be issued as aforesaid notwithstanding any other provision of this Indenture to the contrary restricting the issuance of certificated Notes.

                  After a transfer of any Notes during the period of the effectiveness of a Shelf Registration Statement with respect to the Notes and pursuant thereto, all requirements for Restricted Notes Legends on such Notes will cease to apply; and, in this case a certificated Note without a Restricted Notes Legend will be available to the Holder of such Restricted Notes upon request (and surrender of such Note bearing the Restricted Notes Legend for cancellation). The Company shall give written notice to the Trustee, in the form of an Officer's Certificate, of the effectiveness of the Shelf Registration Statement, on which the Trustee and Registrant may rely.

SECTION 2.02.     EXECUTION AND AUTHENTICATION.


                  One Officer shall sign the Notes for the Company by manual or facsimile signature.


                  If an Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.


                  A Note shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.


                  The Trustee shall, upon a written order of the Company signed by an Officer, authenticate one or more Notes for original issue up to an aggregate principal amount stated in Section 6 of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed $300,000,000 except as provided in Section 2.07; provided that Notes in excess of $250,000,000 shall not be issued other than pursuant to the over-allotment option granted by the Company to the Initial Purchasers as provided in the Purchase Agreement. In the event thereof, the Company shall certify to the Trustee in an Officer's Certificate that such issuance is pursuant to such over-allotment option granted by the Initial Purchasers under the Purchase Agreement.


                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders, the Company or an Affiliate.

SECTION 2.03.     REGISTRAR AND PAYING AGENT.


                  The Company shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Notes may be presented for registration of transfer or for exchange, payment and conversion (collectively, the "NEW YORK PRESENTING AGENT"). The Company initially designates STATE STREET BANK AND TRUST COMPANY, N.A., an affiliate of the Trustee, at its corporate trust offices in the Borough of Manhattan, City of New York, State of New York to act as New York Presenting Agent. The Trustee is initially appointed to act as Note registrar to maintain a register of transfers of the Notes (the "NOTE REGISTRAR") and to act as paying agent with respect to the Notes ("PAYING AGENT") and to act as agent for conversion of the Notes ("CONVERSION AGENT"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-Registrars, one or more additional Paying Agents and one or more additional Conversion Agents in such other locations as it shall determine. The term "Registrar" includes any co-Registrar, the term "Paying Agent" includes any additional Paying Agent and the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar, New York Presenting Agent or Conversion Agent without prior notice to any Holder. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent, New York Presenting Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its Affiliates may act as Paying Agent, Registrar, New York Presenting Agent or Conversion Agent.

SECTION 2.04.     PAYING AGENT TO HOLD MONEY IN TRUST.


                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any money disbursed by it. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or an Affiliate of the Company) shall have no further liability for the money. If the Company or an Affiliate of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 2.05.       HOLDER LISTS.


                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

SECTION 2.06.     TRANSFER AND EXCHANGE.


                  Whenever Notes are presented to the Registrar or a co-Registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Notes at the Registrar's request. No service charge shall be made to a Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.06 or 11.05 hereof).

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Note for a period beginning at the opening of business 15 days before the day of any selection of Notes to be redeemed under Section 3.02 hereof and ending at the close of business on the day of selection, or (ii) to register the transfer, or exchange, of any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (a) Notwithstanding any provision to the contrary herein, so long as a Global Note remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Note, in whole or in part, or of any beneficial interest therein, shall only be made in reliance on Regulation S or to QIBs in reliance on Rule 144A in accordance with
         Section 2.01(b), Section 2.01(d), Section 2.06(a) and Section 2.06(b); provided, however, that beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the Restricted Notes Legend and under the heading "Notice to Investors" in the Company's Offering Memorandum dated June 15, 2000.

                          (i) Transfer of Global Note to Depositary. Except for
                       transfers or exchanges made in accordance with clauses
                       (ii) through (vii) of this Section 2.06(a), transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                          (ii) Rule 144A Global Note To Regulation S Global
                       Note. If an owner of a beneficial interest in the Rule 144A Global Note deposited with the Depositary or the Trustee as custodian for the Depositary wishes at any time to transfer its interest in such Rule 144A Global
                       Note in reliance on Regulation S to a Person whose purchase or acceptance thereof would not qualify as a transaction exempt from registration requirements under 144A, such owner may, subject to the rules and procedures of the Depositary, exchange or cause the exchange of such interest for an equivalent beneficial interest in the Regulation S Global Note. Upon receipt by the principal Registrar of (1) instructions given in accordance with the Depositary's procedures from an Agent Member directing the principal Registrar to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged, (2) a written (or electronic) order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary (and which may include the Euroclear or Clearstream account) to be credited with such increase and (3) a certificate in the form of Exhibit B attached hereto given by the holder of such account interest, then the principal Registrar shall instruct the Depositary to reduce or cause to be reduced the principal amount of the Rule 144A Global Note and to increase or cause to be increased the principal amount of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred and to debit or cause to be debited from the account of the Person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.

                          (iii) Regulation S Global Note To Rule 144A Global
                       Note. If an owner of a beneficial interest in the Regulation S Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary wishes at any time to transfer its interest in such Regulation S Global Note in reliance on Rule 144A to a Person whose purchase or acceptance thereof would not qualify as a transaction exempt from registration requirements under Regulation S, such Holder may, subject to the rules and procedures of Euroclear or Clearstream, as the case may be, and the Depositary, exchange or cause the exchange of such interest for an equivalent beneficial interest in the Rule 144A Global Note. Upon receipt by the principal Registrar of (1) instructions from the Depositary directing the principal Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written (or electronic) order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited and (3) a certificate in the form of Exhibit C attached hereto given by the owner of such account interest then the principal Registrar will instruct the Depositary to reduce or cause to be reduced the Regulation S Global Note and to increase or cause to be increased the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be exchanged or transferred.


                          (iv) Accredited Investor Restricted Note or Other
                       Restricted Note to Rule 144A Global Note. If an owner of an Accredited Investor Restricted Note or Other Restricted Note registered in the name of such owner wishes at any time to transfer such Restricted Note to a Person in reliance on Rule 144A, such Holder may, subject to the rules and procedures of the Depositary, exchange or cause the exchange of such Restricted Note for an equivalent beneficial interest in the Rule 144A Global Note. Upon receipt by the principal Registrar of (1) surrender of the Restricted Note to be transferred or exchanged, (2) instructions from the Company, directing the principal Registrar (A) to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the principal amount of the Restricted Note to be exchanged or transferred and (B) to cancel such Restricted Note to be exchanged or transferred, (3) a written (or electronic) order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited and (4) a certificate in the form of Exhibit C attached hereto given by the Holder of such Restricted Note, then the principal Registrar will instruct the Trustee to cancel such Restricted Note and will instruct the Depositary to increase or cause to be increased the principal amount of the Rule 144A Global Note by the principal amount of the Restricted Note to be exchanged or transferred.


                          (v) Accredited Investor Restricted or Other Restricted
                       Note To Regulation S Global Note. If an owner of a Restricted Note registered in the name of such owner wishes at any time to transfer such Restricted Note to a Person in reliance on Regulation S, such owner may, subject to the rules and procedures of the Euroclear or Clearstream, as the case may be, exchange or cause the exchange of such Restricted Note for an equivalent beneficial interest in the Regulation S Global Note. Upon receipt by the principal Registrar of (1) surrender of the Restricted Note to be transferred or exchanged, (2) instructions from the Company, directing the principal Registrar (A) to credit or cause to be credited a beneficial interest in the Regulation S Global Note equal to the principal amount of the Restricted Note to be exchanged or transferred and (B) to cancel such Restricted Note to be exchanged or transferred, (3) a written (or electronic) order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary (and which may include a Euroclear or Clearstream account) to be credited with such increase and (4) a certificate in the form of Exhibit B attached hereto given by the Holder of such Restricted Note, then the principal Registrar will instruct the Trustee to cancel such Restricted Note and will instruct the Depositary to increase or cause to be increased the principal amount of the Regulation S Global Note by the principal amount of the Restricted Note to be exchanged or transferred.

                          (vi) Global Note To Restricted Note. On and after such
                       time as owners of beneficial interests in Global Notes are permitted under Section 2.01(d) to exchange their interests in Global Notes for certificated Notes, if an owner of a beneficial interest in a Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary wishes to transfer its interest in such Global Note to a Person who is required to take delivery thereof in the form of a Restricted Note under Section 2.06(b), such owner may, subject to the rules and procedures of the Depositary, cause the transfer of such interest for one or more Restricted Notes of any authorized denomination or denominations and of the same aggregate principal amount. Subject to the terms of
                       Section 2.01(d) regarding the circumstances under which owners of beneficial interests in Global Notes are entitled to exchange such interests for certificated Notes, upon receipt by the principal Registrar of (1) instructions from the Depositary directing the principal Registrar to authenticate and deliver one or more Restricted Notes of the same aggregate principal amount as the beneficial interest in the Global Note to be transfered, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Restricted Notes to be so issued and appropriate delivery instructions, (2) a certificate in the form of Exhibit D attached hereto given by the owner of such beneficial interest to the effect set forth therein, (3) a certificate in the form of Exhibit E attached hereto given by the Person acquiring the Restricted Notes for which such interest is being transferred, to the effect set forth therein, and (4) such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the principal Registrar will instruct the Depositary to reduce or cause to be reduced such Global Note by the aggregate principal amount of the beneficial interest therein to be exchanged and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Global Note that is being transferred, and concurrently with such reduction and debit the Company shall execute, and the Trustee shall authenticate and deliver, one or more Restricted Notes of the same aggregate principal amount in accordance with the instructions referred to above. In the event that certificated Notes are issued in place of beneficial interests in Global Notes pursuant to 2.01(d) prior to the effectiveness of a Shelf

                       Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of clauses (ii) and (iii) above (including the certification requirements intended to ensure that such transfers comply with Rule 144A, Regulation S, Rule 144, or any other available exemption from registration, as the case may be) and such other procedures as may from time to time be adopted by the Company.


                          (vii) Restricted Note To Restricted Note. On and after
                       such time as Holders of Accredited Investor Restricted Notes or other Restricted Notes are permitted to transfer such Notes other than in reliance on Regulation S or to QIBs in reliance on Rule 144A in certificated form pursuant to Section 2.01(d), if a Holder of a Restricted Note wishes to transfer such Restricted Note to a Person who is required to take delivery thereof in the form of a Restricted Note, such Holder may, subject to the restrictions on transfer set forth herein and in such Restricted Note, cause the exchange of such Restricted Note for one or more Restricted Notes of any authorized denomination or denominations and of the same aggregate principal amount. Upon receipt by the principal Registrar of (1) such Restricted Note, duly endorsed as provided herein, (2) instructions from such Holder directing the principal Registrar to authenticate and deliver one or more Restricted Notes of the same aggregate principal amount as the Restricted Note to be exchanged, such instructions to contain the name or authorized denomination or denominations of the Restricted Notes to be so issued and appropriate delivery instructions, (3) a certificate from the Holder of the Restricted Note to be exchanged in the form of Exhibit D attached hereto, (4) a certificate in the form of Exhibit E attached hereto given by the Person acquiring the Restricted Notes for which such interest is being exchanged, if such Person is an "accredited investor" as defined and to the effect set forth therein, and (5) such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Registrar shall cancel or cause to be canceled such Restricted Note and concurrently therewith, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Restricted Notes of the same aggregate principal amount, in accordance with the instructions referred to above.

                       (b) Upon any sale of a Note bearing the Restricted Notes
                    Legend (or any interest in a Global Note subject to the Restricted Notes Legend) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

                          (i) (A) in the case of any Note that is a certificated
                       Note or a beneficial interest in a Global Note, the Registrar shall permit the Holder thereof to exchange such Note or interest for a certificated Note or a beneficial interest in a Global Note, as the case may be, that does not bear or is subject to, as the case may be, the legend set forth above and rescind any restriction on the transfer of such Note or interest (1) in the case of a sale or transfer pursuant to Rule 144 under the Securities Act, upon delivery to the Company such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144, Regulation S or any other available exemption from registration under the Securities Act or, with respect to Restricted Notes, that such Notes are not "restricted" within the meaning of Rule 144 under the Securities Act or (2) in the case of a sale or transfer pursuant to an effective registration statement under the Securities Act; and

                          (ii) any Global Note shall not be subject to the
                       Restricted Notes Legend (such sales or transfers being subject only to the provisions of Section 2.06(a)(i) and
                       Section 2.01(d)).


                  Upon provision of such satisfactory evidence, the Trustee, at the direction of the Company, shall authenticate and deliver Notes that do not bear the Restricted Notes Legend.

                  (c) Neither the Company nor the Trustee shall have any responsibility for any actions taken or not taken by the Depositary and the Company shall have no responsibility for any actions taken or not taken by the Trustee as agent or custodian of the Depositary.

                  (d) Notwithstanding anything contained herein to the contrary, neither the Trustee nor the Note Registrar shall be responsible for ascertaining whether any purchase or transfer complies with the registration provisions of or exemptions from the Securities Act, Rule 144A, Rule 144, Regulation S, or any applicable state securities laws; provided, that if a certificate or other written representation is specifically required by the express terms of this Section 2.06 to be delivered to the Registrar or Trustee by a transferee of a Note prior to registration of such transfer, the Trustee or Note Registrar, as the case may be, shall be under a duty to receive and examine the same to determine whether it conforms on its face to the requirements of this
         Section 2.06.


                  (e) Transfers of any Notes in certificated form not bearing the Restricted Notes Legend shall not be subject to the restrictions and requirements set forth in Section 2.06(a)(vii).

                  (f) Any transfer or exchange of a Note in certificated form shall be accompanied by surrender of the certificated Note, endorsed or accompanied by an instrument of transfer acceptable to the Registrar, executed by the Holder or an attorney in fact acting on its behalf.

SECTION 2.07.     REPLACEMENT NOTES.


                  If the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken or if such Note is mutilated and is surrendered to the Trustee, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's and the Company's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note.


                  In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Note, pay or purchase such Note, as the case may be.


                  Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

SECTION 2.08.     OUTSTANDING NOTES.


                  The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.


                  If a Note is replaced, paid or purchased pursuant to Section
         2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced, paid or purchased Note is held by a bona fide purchaser.


                  If the principal amount of any Note is considered paid under
         Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.


                  Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

SECTION 2.09.     TREASURY NOTES.


                  In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that the Trustee knows are so owned shall be so disregarded.

SECTION 2.10.     TEMPORARY NOTES; GLOBAL NOTES.

                  (a) Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes. Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

                  (b) A Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of certificated Notes only (i) in accordance with Section 2.01(d), and
         (ii) provided that such transfer complies with the applicable provisions of Section 2.06(b).

                  (c) Any Global Note that is re-issued to the beneficial owners thereof in the form of certificated Notes pursuant to Section 2.01(d) and this Section 2.10 shall be surrendered by the Depositary to the Trustee to be so transferred without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Notes of authorized denominations in the form of certificated Notes. Any portion of a Global Note transferred pursuant to this Section 2.10 shall be executed, authenticated and delivered as the Depositary shall direct. Any Note in the form of certificated Notes delivered in exchange for an interest in the Global Notes shall, except as otherwise provided by Section 2.06(c), bear the Restricted Notes Legend set forth in Exhibit A hereto.

                  (d) Upon the occurrence of any of the events set forth in
         Section 2.01(d) requiring the issuance of certificated Notes in place of all beneficial interests in Global Notes then outstanding, the Company will promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form without interest coupons.

SECTION 2.11.     CANCELLATION.


                  The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall promptly cancel all Notes surrendered for registration of transfer, exchange, payment, conversion, replacement or cancellation and shall dispose of canceled Notes as the Company directs. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12.     DEFAULTED INTEREST.


                  If the Company fails to make a payment of interest on the Notes, it shall pay such defaulted interest plus any interest payable on the defaulted interest, in any lawful manner. It may pay such defaulted interest, plus any such interest payable on it, to the Persons who are Holders on a subsequent special record date. The Company shall fix any such record date and payment date, provided that no such record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before any such record date, the Company shall mail to Holders a notice that states the special record date, the related payment date and amount of such interest to be paid.

SECTION 2.13.     CUSIP NUMBERS.


                  The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption and other notices as a convenience to holders of Notes; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption or notice of a Purchase Offer and that reliance may be placed only on the other identification numbers printed on the Notes, and any redemption or Purchase Offer shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE III
                                   REDEMPTION

SECTION 3.01.    NOTICES TO TRUSTEE.


                  If the Company elects to redeem Notes pursuant to the optional redemption provisions of the Notes and Section 3.07 hereof, it shall notify the Trustee in writing of the redemption date and the principal amount of Notes to be redeemed. The Company shall give the notice provided for in this Section 3.01 at least 45 days before the redemption date, unless a shorter notice period shall be satisfactory to the Trustee. The Company may not give notice of any redemption if the Company has defaulted in payment of interest and the default is continuing.

SECTION 3.02.     SELECTION OF NOTES TO BE REDEEMED.


                  If less than all of the Notes are to be redeemed at any time, selection of Notes shall be made by the Trustee on a pro rata basis or by lot or by a method that complies with the requirements of any exchange on which the Notes are listed and that the Trustee considers fair and appropriate, provided that no Notes of $1,000 or less shall be redeemed in part. The Trustee shall make the selection not more than 60 days and not less than 30 days before the redemption date from Notes outstanding not previously called for redemption. Notes and portions of Notes selected shall be in amounts of $1,000 or integral multiples of $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall notify the Company promptly of the Notes or portions of Notes to be called for redemption.


                  If any Note selected for partial redemption is converted in part after such selection, the converted portion of such Note shall be deemed (so far as may be) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereunder, notwithstanding that any such Note is converted in whole or in part before the mailing of the notice of redemption. Upon any redemption of less than all the Notes, the Company and the Trustee may treat as outstanding any Notes surrendered for conversion during the period 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

SECTION 3.03.     NOTICE OF REDEMPTION.


                  At least 30 days but not more than 60 days before a redemption date, the Company shall mail, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address. The notice shall identify the Notes to be redeemed and shall state:

                  (a) the redemption date;

                  (b) the redemption price;

                  (c) if any Note is to be redeemed in part only, the portion of the principal amount thereof redeemed, and that, after the redemption date, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued in the name of the Holder thereof upon cancellation of the original Note;

                  (d) the name and address of the Paying Agent;

                  (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued interest, if any;

                  (f) that interest on Notes called for redemption ceases to accrue on and after the redemption date;

                  (g) the paragraph of the Notes pursuant to which the Notes called for redemption are being redeemed; and

                  (h) the "CUSIP" number of the Notes to be redeemed; and

                  (i) the current Conversion Price and the date on which the right to convert such Notes or portions thereof into Common Stock of the Company will expire.


                  At the Company's request, the Trustee shall give notice of redemption in the Company's name and at the Company's expense; provided that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice, as provided in the preceding paragraph.

SECTION 3.04.     EFFECT OF NOTICE OF REDEMPTION.


                  Once notice of redemption is mailed in accordance with Section
         3.03 hereof, Notes called for redemption become due and payable on the redemption date at the price set forth in the Note. A notice of redemption may not be conditional.

SECTION 3.05.     DEPOSIT OF REDEMPTION PRICE.


                  On or before 1:00 pm (Boston time) on the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money (in immediately available funds) sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date unless theretofore converted into Common Stock pursuant to the provisions hereof. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose.

SECTION 3.06.     NOTES REDEEMED IN PART.


                  Upon surrender of a Note that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.07.     OPTIONAL REDEMPTION.


                  The Company may redeem all or any portion of the Notes, upon the terms and at the redemption prices set forth in the Notes. Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

SECTION 3.08.     MANDATORY REDEMPTION.


                  The Company shall not be required to make mandatory redemption payments or sinking fund payments with respect to the Notes.

SECTION 3.09.     PURCHASE OFFER.

                  (a) In the event that, pursuant to Section 4.07 hereof, the Company shall commence an offer to all Holders of the Notes to purchase Notes (the "PURCHASE OFFER"), the Company shall follow the procedures in this Section 3.09.

                  (b) The Purchase Offer shall remain open for a period specified by the Company which shall be no less than 30 calendar days and no more than 45 calendar days following its commencement (the "COMMENCEMENT DATE") (as determined in accordance with Section 4.07 hereof), except to the extent that a longer period is required by applicable law (the "TENDER PERIOD"). Upon the expiration of the Tender Period (the "PURCHASE DATE"), the Company shall purchase the principal amount of all of the Notes required to be purchased pursuant to Section
         4.07 hereof (the "OFFER AMOUNT").

                  (c) If the Purchase Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Notes pursuant to the Purchase Offer.

                  (d) The Company shall provide the Trustee with written notice of the Purchase Offer at least 10 days before the Commencement Date.

                  (e) On or before the Commencement Date, the Company or the Trustee (at the written request and expense of the Company, the Company having provided to the Trustee the requisite information therefor) shall send, by first class mail, a notice to each of the Holders, which shall govern the terms of the Purchase Offer and shall state:

                           (i) that the Purchase Offer is being made pursuant to
                  this Section 3.09 and Section 4.07 hereof, that all Notes validly tendered will be accepted for payment and the length of time the Purchase Offer will remain open;


                           (ii) the purchase price (as determined in accordance
                  with Section 4.07 hereof) and the Purchase Date, and that all Notes tendered will be accepted for payment;


                           (iii) that any Note or portion thereof not tendered
                  or accepted for payment will continue to accrue interest;

                           (iv) that, unless the Company defaults in the payment
                  of the purchase price, any Note or portion thereof accepted for payment pursuant to the Purchase Offer will cease to accrue interest after the Purchase Date;


                           (v) that Holders electing to have a Note or portion
                  thereof purchased pursuant to any Purchase Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Purchase Date;


                           (vi) that Holders will be entitled to withdraw their
                  election if the Company, depositary or Paying Agent, as the case may be, receives, not later than the close of business on the second Business Day preceding the Purchase Date, or such longer period as may be required by law, a letter or a telegram, telex or facsimile transmission (receipt of which is confirmed and promptly followed by a letter) setting forth the name of the Holder, the principal amount of the Note or portion thereof the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Note or portion thereof purchased;


                           (vii) that Holders whose Notes were purchased only in
                  part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered and


                           (viii) the "CUSIP" number of the Notes to be
                  purchased.


                         (f) On or prior to 1:00 pm (Boston time) on the Purchase Date, the Company shall irrevocably deposit with the Trustee or a Paying Agent in immediately available funds an amount equal to the Offer Amount to be held for payment in accordance with the terms of this Section 3.09. On the Purchase Date, the Company shall, to the extent lawful, (i) accept for payment the Notes or portions thereof properly tendered pursuant to the Purchase Offer, (ii) deliver or cause the Depositary or Paying Agent to deliver to the Trustee Notes so accepted and (iii) deliver to the Trustee an Officers' Certificate stating such Notes or portions thereof have been accepted for payment by the Company in accordance with the terms of this Section 3.09. The Depositary, the Paying Agent or the Company, as the case may be, shall promptly (but in any case not later than ten (10) calendar days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Company for purchase, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted shall be promptly mailed or delivered by or on behalf of the Company to the Holder thereof. The Company will publicly announce in a newspaper of general circulation the results of the Purchase Offer on or as soon as practicable after the Purchase Date.

                  The Purchase Offer shall be made by the Company in compliance with all applicable provisions of the Exchange Act, and all applicable tender offer rules promulgated thereunder, and shall include all instructions and materials necessary to enable such Holders to tender their Notes.


                                   ARTICLE IV
                                    COVENANTS

SECTION 4.01.     PAYMENT OF NOTES.


                  The Company shall pay the principal of, and premium, if any, and interest on, the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent (other than the Company or an Affiliate of the Company) holds on that date money designated for and sufficient to pay all principal, premium, if any, and interest then due. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on
         (i) overdue principal and premium, if any, at the rate borne by the Notes, compounded semiannually; and (ii) overdue installments of interest (without regard to any applicable grace period) at the same rate, compounded semiannually.


                  Whenever in this Indenture or the Notes there is mentioned, in any context, the payment of principal (and premium, if any), Offer Amount, interest or any other amount payable under or with respect to any Note, such mention shall be deemed to include mention of the payment of Special Interest provided for in Section 2 of the Notes to the extent that, in such context, Special Interest is, was or would be payable in respect thereof pursuant to the provisions of Section 2 of the Notes, and express mention of the payment of Special Interest (if applicable) in any provisions hereof shall not be construed as excluding Special Interest in those provisions hereof where such express mention is not made (if applicable).

SECTION 4.02      REPORTS.


                  Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company shall file with the SEC and furnish to the Trustee and to the Holders of Notes, all quarterly and annual financial information required to be contained in a filing with the SEC on Forms 10-Q and 10-K, including a "Management's Discussion and Analysis of Results of Operations and Financial Condition" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants, in each case, as required by the rules and regulations of the SEC as in effect on the Issuance Date. The Trustee shall be under no obligation or duty to review such reports, such delivery to it being for the purpose of having the same on file with the Trustee and available for examination.

SECTION 4.03.     COMPLIANCE CERTIFICATE.


                           The Company shall deliver to the Trustee, within 90
                  days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the

                  Company and its subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under, and complied with the covenants and conditions contained in, this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant, and complied with the covenants and conditions contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal or of interest, if any, on the Notes are prohibited. One of the Officers signing such Officers' Certificate shall be either the Company's principal executive officer, principal financial officer or principal accounting officer.


                           The Company will, so long as any of the Notes are
                  outstanding, deliver to the Trustee forthwith upon becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default.


                           Immediately upon the occurrence of any Registration
                  Default giving rise to Special Interest or the cure of any such Registration Default, the Company shall give the Trustee written notice thereof and of the event giving rise to such Registration Default or the cure of any such Registration Default (such notice to be contained in an Officers' Certificate) and prior to receipt of such Officers' Certificate the Trustee shall be entitled to assume that no such Registration Default has occurred or been cured, as the case may be.

SECTION 4.04.     STAY, EXTENSION AND USURY LAWS.


                           The Company covenants (to the extent that it may
                  lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.05.     CORPORATE EXISTENCE.


                           Subject to Article VII hereof, to the extent
                  permitted by law the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each subsidiary of the Company in accordance with the respective organizational documents of each subsidiary and the rights (charter and statutory), licenses and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any subsidiary, if the preservation thereof is no longer desirable in the conduct of the business of the Company and its subsidiaries taken as a whole.

SECTION 4.06.     TAXES.


                           The Company shall, and shall cause each of its
                  subsidiaries to, pay prior to delinquency all material taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings.

SECTION 4.07.     FUNDAMENTAL CHANGE.

                           (a) Upon the occurrence of a Fundamental Change, each
                  Holder of Notes shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the Purchase Offer at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date of purchase (the "FUNDAMENTAL CHANGE PAYMENT").

                           (b) Within 25 days following any Fundamental Change,
                  the Company shall give written notice to the Trustee and shall mail to each Holder the notice provided by Section 3.09(e).

SECTION 4.08.     LIMITATION ON STATUS AS INVESTMENT COMPANY.


                           The Company shall not, and shall not permit any
                  Subsidiary to, conduct its business in a fashion that would cause the Company to be required to be registered as an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended).

SECTION 4.09.     SPECIAL INTEREST.


                           If Special Interest is payable by the Company
                  pursuant to Section 2 of the Notes, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of such Special Interest that is payable and (ii) the date on which such Special Interest is payable. Unless and until a Trust Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no such Special Interest is payable. If the Company has paid Special Interest directly to the persons entitled to it, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

                                   ARTICLE V
                                   CONVERSION

SECTION 5.01.     CONVERSION PRIVILEGE.


                  A Holder of a Note may convert it into fully paid and nonassessable shares of Common Stock at any time following the Issuance Date and prior to maturity at the Conversion Price then in effect, except that, with respect to any Note called for redemption, such conversion right shall terminate at the close of business on the Business Day immediately preceding the redemption date (unless the Company shall default in making the redemption payment when it becomes due, in which case the conversion right shall terminate on the date such default is cured). The number of shares of Common Stock issuable upon conversion of a Note is determined by dividing the principal amount of such Note by the conversion price in effect on the Conversion Date (the "CONVERSION PRICE").


                  The initial Conversion Price is stated in Section 12 of the Notes and is subject to adjustment as provided in this Article V.


                  A Holder may convert a portion of a Note equal to any integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Note also apply to conversion of a portion of it.

SECTION 5.02.     CONVERSION PROCEDURE.


                  To convert a Note, a Holder must satisfy the requirements in
         Section 12 of the Notes. The date on which the Holder satisfies all of those requirements is the conversion date (the "CONVERSION DATE"). As soon as practicable after the Conversion Date, the Company shall deliver to the Holder through the Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon the conversion and a check for any fractional share determined pursuant to Section
         5.03 hereof. The Person in whose name the certificate is registered shall become the stockholder of record on the Conversion Date and, as of such date, such Person's rights as a Holder of Notes hereunder shall cease (such Person's rights as a Holder of Transfer Restricted Securities, if any, under the Registration Rights Agreement, however, shall continue so long as such Person holds such Transfer Restricted Securities); provided, however, that no surrender of a Note on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person entitled to receive the shares of Common Stock upon such conversion as the stockholder of record of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person entitled to receive such shares of Common Stock as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, however, that such conversion shall be at the Conversion Price in effect on the date that such Note shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.


                  No payment or adjustment will be made for accrued and unpaid interest on a converted Note, but if any Holder surrenders a Note for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the Holder of such Note on such record date. Any Notes that are, however, delivered to the Company for conversion after any record date but before the next interest payment date must, except as described in the next sentence, be accompanied by a payment equal to the interest payable on such interest payment date on the principal amount of convertible notes being converted. The payment to the Company described in the preceding sentence shall not be required if, during that period between a record date and the next interest payment date, a conversion occurs on or after the date that the Company has issued a redemption notice and prior to the date of redemption stated in such notice. If any Notes are converted after an interest payment date but on or before the next record date, no interest will be paid on those Notes. No fractional shares will be issued upon conversion, but a cash adjustment will be made for any fractional shares.


                  If a Holder converts more than one Note at the same time, the number of whole shares of Common Stock issuable upon the conversion shall be based on the total principal amount of Notes converted.


                  Upon surrender of a Note that is converted in part, the Trustee shall authenticate for the Holder a new Note equal in principal amount to the unconverted portion of the Note surrendered.

SECTION 5.03.     FRACTIONAL SHARES.


                  The Company will not issue fractional shares of Common Stock upon conversion of a Note. In lieu thereof, the Company will pay an amount in cash based upon the Daily Market Price of the Common Stock on the trading day prior to the date of conversion.

SECTION 5.04.     TAXES ON CONVERSION.


                  The issuance of certificates for shares of Common Stock upon the conversion of any Note shall be made without charge to the converting Holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder or Holders of the converted Note; provided, however, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of the Note converted, such Note, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by the registered Holder thereof or his duly authorized attorney; and provided further, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder of the converted Note, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

SECTION 5.05.     COMPANY TO PROVIDE STOCK.


                  The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issuance upon conversion of Notes as herein provided, a sufficient number of shares of Common Stock to permit the conversion of all outstanding Notes for shares of Common Stock. All shares of Common Stock which may be issued upon conversion of the Notes shall be duly authorized, validly issued, fully paid and nonassessable when so issued. Shares of Common Stock issuable upon conversion of a Restricted Note shall bear such restrictive legends as the Company shall provide in accordance with applicable law. If shares of Common Stock are to be issued upon conversion of a Restricted Note and they are to be registered in a name other than that of the holder of such Restricted Note, then the Person in whose name such shares of Common Stock are to be registered must deliver to the Trustee a certificate satisfactory to the

         Company and signed by such Person as to compliance with the restrictions on transfer contained in such restrictive legends.

SECTION 5.06.     ADJUSTMENT OF CONVERSION PRICE.


                  The Conversion Price shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall (1) pay a dividend in shares of Common Stock to holders of Common Stock, (2) make a distribution in shares of Common Stock to holders of Common Stock, (3) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (4) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he would have owned immediately following such action had such Notes been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (b) In case the Company shall issue rights or warrants to substantially all holders of Common Stock entitling them (for a period commencing no earlier than the record date for the determination of holders of Common Stock entitled to receive such rights or warrants and expiring not more than 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price (as determined pursuant to subsection (f) below) of the Common Stock on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the offered shares of Common Stock (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date.

                  (c) In case the Company shall distribute to all holders of Common Stock shares of capital stock of the Company other than Common Stock, evidences of indebtedness or other assets (other than cash dividends out of current or retained earnings), or shall distribute to substantially all holders of Common Stock rights or warrants to subscribe for securities (other than those referred to in subsection
         (b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price (determined as provided in subsection (f) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Common Stock entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in subsection (b) above) ("RIGHTS") pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 5.06, make proper provision so that each Holder of a Note who converts such Note (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "CONVERSION SHARES"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "DISTRIBUTION DATE"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Note so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

                  (d) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of its Common Stock cash (including any distributions of cash out of current or retained earnings of the Company but excluding any cash that is distributed as part of a distribution requiring a Conversion Price adjustment pursuant to paragraph (c) of this Section 5.06) in an aggregate amount that, together with the sum of (x) the aggregate amount of any other distributions to all holders of its Common Stock made in cash plus (y) all Excess Payments, in each case made within the 12 months preceding the date fixed for determining the stockholders entitled to such distribution (the "DISTRIBUTION RECORD DATE") and in respect of which no Conversion Price adjustment pursuant to paragraphs (c) or (e) of this Section 5.06 or this paragraph (d) has been made, exceeds 15% of the product of the current market price per share (determined as provided in paragraph (f) of this Section 5.06) of the Common Stock on the Distribution Record Date times the number of shares of Common Stock outstanding on the Distribution Record Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (d) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (f) of this Section 5.06) of the Common Stock on the Distribution Record Date less the amount of such cash and other consideration (including any Excess Payments) so distributed applicable to one share (based on the pro rata portion of the aggregate amount of such cash and other consideration (including any Excess Payments), divided by the shares of Common Stock outstanding on the Distribution Record Date) of Common Stock and the denominator shall be such current market price per share (determined as provided in paragraph (f) of this Section 5.06) of the Common Stock on the Distribution

         Record Date, such reduction to become effective immediately prior to the opening of business on the day following the Distribution Record Date.

                  (e) In case a tender offer or other negotiated transaction made by the Company or any Subsidiary for all or any portion of the Common Stock shall be consummated, if an Excess Payment is made in respect of such tender offer or other negotiated transaction and the amount of such Excess Payment, together with the sum of (x) the aggregate amount of all Excess Payments plus (y) the aggregate amount of all distributions to all holders of the Common Stock made in cash (specifically including distributions of cash out of retained earnings), in each case made within the 12 months preceding the date of payment of such current negotiated transaction consideration or expiration of such current tender offer, as the case may be (the "PURCHASE DATE"), and as to which no adjustment pursuant to paragraph
         (c) or paragraph (d) of this Section 5.06 or this paragraph (e) has been made, exceeds 15% of the product of the current market price per share (determined as provided in paragraph (f) of this Section 5.06) of the Common Stock on the Purchase Date times the number of shares of Common Stock outstanding (including any tendered shares but excluding any shares held in the treasury of the Company) on the Purchase Date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (e) by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (f) of this Section 5.06) of the Common Stock on the Purchase Date less the amount of such Excess Payments and such cash distributions, if any, applicable to one share (based on the pro rata portion of the aggregate amount of such Excess Payments and such cash distributions, divided by the shares of Common Stock outstanding on the Purchase Date) of Common Stock and the denominator shall be such current market price per share (determined as provided in paragraph (f) of this Section 5.06) of the Common Stock on the Purchase Date, such reduction to become effective immediately prior to the opening of business on the day following the Purchase Date.

                  (f) The current market price per share of Common Stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) ten consecutive business days ending on the last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or such warrants or such other distribution or such negotiated transaction through such last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

                  (g) In any case in which this Section 5.06 shall require that an adjustment be made immediately following a record date, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in
         Section 5.10 hereof) issuing to the Holder of any Note converted after such record date the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion over and above the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

SECTION 5.07.     NO ADJUSTMENT.


                  No adjustment in the Conversion Price shall be required until cumulative adjustments amount to 1% or more of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 5.07 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article V shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Common Stock.

SECTION 5.08.     OTHER ADJUSTMENTS.

                  (a) In the event that, as a result of an adjustment made pursuant to Section 5.06 hereof, the Holder of any Note thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article V.

                  (b) In the event that shares of Common Stock are not delivered after the expiration of any of the rights or warrants referred to in
         Section 5.06(b) and Section 5.06(c) hereof, the Conversion Price shall be readjusted to the Conversion Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

SECTION 5.09.     ADJUSTMENTS FOR TAX PURPOSES.


                  The Company may make such reductions in the Conversion Price, in addition to those required by Section 5.06 hereof, as it determines to be advisable in order that any stock dividend, subdivision of shares, distribution or rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Company to its stockholders will not be taxable to the recipients thereof.

SECTION 5.10.     NOTICE OF ADJUSTMENT.


                  Whenever the Conversion Price is adjusted, the Company shall promptly mail to Holders at the addresses appearing on the Registrar's books a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment. Unless and until a Trust Officer of the Trustee shall receive written notice of an adjustment of the Conversion Price, the Trustee may assume without inquiry that the Conversion Price has not been adjusted and that the last Conversion Price of which it has knowledge remains in effect.

SECTION 5.11.     NOTICE OF CERTAIN TRANSACTIONS.


                  In the event that:


                  (1) the Company takes any action which would require an adjustment in the Conversion Price;


                  (2) the Company takes any action that would require a supplemental indenture pursuant to Section 5.12; or


                  (3) there is a dissolution or liquidation of the Company;


         the Company shall mail to Holders at the addresses appearing on the Registrar's books and the Trustee a notice stating the proposed record or effective date, as the case may be, to permit a Holder of a Note to convert such Note into shares of Common Stock prior to the record date for or the effective date of the transaction in order to receive the rights, warrants, securities or assets which a Holder of shares of Common Stock on that date may receive. The Company shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 5.11.


SECTION 5.12. EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, MERGERS OR SALES ON CONVERSION PRIVILEGE.


                  If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of Notes (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Common Stock or (iii) any sale or conveyance of all or substantially all of the property or business of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee providing that the Holder of each Note then outstanding shall have the right to convert such Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article V. The foregoing, however, shall not in any way affect the right a Holder of a Note may otherwise have, pursuant to clause (ii) of the last sentence of subsection (c) of Section 5.06 hereof, to receive Rights upon conversion of a Note. If in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Notes as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 5.12 shall similarly apply to successive consolidations, mergers, sales or conveyances.


                  In the event the Company shall execute a supplemental indenture pursuant to this Section 5.12, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Notes upon the conversion of their Notes after any such reclassification, change, consolidation, merger, sale or conveyance and any adjustment to be made with respect thereto.

SECTION 5.13.     TRUSTEE'S DISCLAIMER.


                  The Trustee has no duty to determine when an adjustment under this Article V should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 5.10 hereof. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Notes, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article V.


                  The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 5.12, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section
         5.12 hereof.

                                   ARTICLE VI
                                  SUBORDINATION

SECTION 6.01.     AGREEMENT TO SUBORDINATE AND RANKING.


                  The Company, for itself and its successors, and each Holder, by its acceptance of Notes, agree that the payment of the principal of or interest on or any other amounts due on the Notes is subordinated in right of payment, to the extent and in the manner stated in this
         Article VI, to the prior payment in full of all existing and future Senior Debt. The Notes shall rank pari passu with, and shall not be senior in right of payment to such other Indebtedness of the Company whether outstanding on the date of this Indenture or hereafter created, incurred, issued or guaranteed by the Company, where the instrument creating or evidencing such Indebtedness expressly provides that such Indebtedness ranks pari passu with the Notes.

SECTION 6.02.     NO PAYMENT ON NOTES IF SENIOR DEBT IN DEFAULT.


                  Anything in this Indenture to the contrary notwithstanding, no payment on account of principal of or redemption of, interest on, Special Interest on, or other amounts due on the Notes, and no redemption, purchase, or other acquisition of the Notes, shall be made by or on behalf of the Company (i) unless full payment of amounts then due for principal and interest and of all other amounts then due on all Senior Debt has been made or duly provided for pursuant to the terms of the instrument governing such Senior Debt, (ii) if, at the time of such payment, redemption, purchase or other acquisition, or immediately after giving effect thereto, there shall exist under any Senior Debt, or any agreement pursuant to which any Senior Debt is issued, any Default, which Default shall have resulted in the full amount of such Senior Debt being declared due and payable or (iii) if, at the time of such payment, redemption, purchase or other acquisition, the Trustee shall have received written notice from any of the holders of Designated Senior Debt or such holder's representative (a "PAYMENT BLOCKAGE NOTICE") that there exists under such Designated Senior Debt, or any agreement pursuant to which such Designated Senior Debt is issued, any Default, permitting the holders thereof to declare any amounts of such Designated Senior Debt due and payable, but only for the period (the "PAYMENT BLOCKAGE PERIOD") commencing on the date of receipt of the Payment Blockage Notice and ending (unless earlier terminated by notice given to the Trustee by the holders of such Designated Senior Debt) on the earlier of (a) the date on which such Event of Default shall have been cured or waived or (b)180 days from the receipt of the Payment Blockage Notice. Upon termination of the Payment Blockage Period, payments on account of principal of or interest on the Notes (other than, subject to Section 6.03 hereof, amounts due and payable by reason of the acceleration of the maturity of the Notes) and redemptions, purchases or other acquisitions may be made by or on behalf of the Company. Notwithstanding anything herein to the contrary, (a) only one Payment Blockage Notice may be given during any period of 360 consecutive days with respect to the same Event of Default or any other Events of Default on the same issue of Designated Senior Debt existing or continuing at the time of such notice unless such Event of Default or such other Events of Default have been cured or waived for a period of not less than 90 consecutive days and (b) no new Payment Blockage Period may be commenced by the holder or holders of Designated Senior Debt or their representative or representatives during any period of 360 consecutive days unless all Events of Default which were the subject of the immediately preceding Payment Blockage Notice have been cured or waived.


                  In the event that, notwithstanding the provisions of this
         Section 6.02, payments are made by or on behalf of the Company in contravention of the provisions of this Section 6.02, such payments shall be held by the Trustee, any Paying Agent or the holders, as applicable, in trust for the benefit of, and shall be paid over to and delivered to, the holders of Senior Debt or their representative or the trustee under the indenture or other agreement (if any), pursuant to which any instruments evidencing any Senior Debt may have been issued (as to which the Trustee shall be entitled to request and rely upon written certification from such holders of Senior Debt or related trustees) for application to the payment of all Senior Debt ratably according to the aggregate amounts remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with the terms of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

                  The Company shall give prompt written notice to the Trustee and any Paying Agent of any default or event of default under any Senior Debt or under any agreement pursuant to which any Senior Debt may have been issued.

SECTION 6.03. DISTRIBUTION ON ACCELERATION OF NOTES; DISSOLUTION AND REORGANIZATION; SUBROGATION OF NOTES.

                  (a) If the Notes are declared due and payable because of the occurrence of an Event of Default, the Company or the Trustee shall give prompt written notice to the holders of all Senior Debt or to the trustee(s) for such Senior Debt (in each case to the extent known to the Trustee) of such acceleration. The Company may not pay the principal of or interest on or any other amounts due on the Notes until five days after such holders or trustee(s) of Senior Debt receive such notice and, thereafter, the Company may pay the principal of or interest on or any other amounts due on the Notes only if the provisions of this Article VI permit such payment.

                  (b) Upon (i) any acceleration of the principal amount due on the Notes because of an Event of Default or (ii) any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company):

                           (1) the holders of all Senior Debt shall first be
                  entitled to receive payment in full of the principal thereof, the interest thereon and any other amounts due thereon before the Holders are entitled to receive payment on account of the principal of or interest on or any other amounts due on the Notes;

                           (2) any payment or distribution of assets of the
                  Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article VI with respect to the Notes, to the payment in full without diminution or modification by such plan of all Senior Debt), to which the Holders or the Trustee would be entitled except for the provisions of this Article VI, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution, directly to the holders of Senior Debt (or their representatives(s) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of or interest on and other amounts due on the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

                           (3) in the event that, notwithstanding the foregoing,
                  any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article VI with respect to the Notes, to the payment in full without diminution or modification by such plan of Senior Debt), shall be received by the Trustee or the Holders before all Senior Debt is paid in full, such payment or distribution shall be held in trust for the benefit of, and be paid over to upon request by a holder of the Senior Debt, the holders of the Senior Debt remaining unpaid (or their representatives) or trustee(s) acting on their behalf, ratably as aforesaid, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt. Subject to the payment in full of all Senior Debt, the Holders shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of and interest on the Notes shall be paid in full and, for purposes of such subrogation, no such payments or distributions to the holders of Senior Debt of cash, property or securities which otherwise would have been payable or distributable to Holders shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holders, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Article VI are, and are intended solely for the purpose of, defining the relative rights of the Holders, on the one hand, and the holders of Senior Debt, on the other hand.

                  Nothing contained in this Article VI or elsewhere in this Indenture or in the Notes is intended to or shall (i) impair, as between the Company and its creditors other than the holders of Senior Debt, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with the terms of the Notes, or, (ii) affect the relative rights of the Holders and creditors of the Company other than holders of Senior Debt or, as between the Company and the Trustee, the obligations of the Company to the Trustee, or (iii) prevent the Trustee or the Holders from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article VI of the holders of Senior Debt in respect of cash, property and securities of the Company received upon the exercise of any such remedy.


                  Upon distribution of assets of the Company referred to in this
         Article VI, the Trustee, subject to the provisions of Section 9.01 hereof, and the Holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
         Article VI. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt. Nothing contained in this
         Article VI or elsewhere in this Indenture, or in any of the Notes, shall prevent the good faith application by the Trustee of any moneys which were deposited with it hereunder, prior to its receipt of written notice of facts which would prohibit such application, for the purpose of the payment of or on account of the principal of or interest on, the Notes unless, prior to the date on which such application is made by the Trustee, the Trustee shall be charged with notice under Section 6.03(d) hereof of the facts which would prohibit the making of such application.

                  (c) The provisions of this Article VI shall not be applicable to any cash, properties or securities received by the Trustee or by any Holder when received as a holder of Senior Debt and nothing in Section
         9.11 hereof or elsewhere in this Indenture shall deprive the Trustee or such Holder of any of its rights as such holder.

                  (d) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Notes pursuant to the provisions of this Article VI. The Trustee, subject to the provisions of Section 9.01 hereof, shall be entitled to assume that no such fact exists unless the Company or any holder of Senior Debt or any trustee therefor has given such notice to the Trustee. Notwithstanding the provisions of this Article VI or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any fact which would prohibit the making of any payment of monies to or by the Trustee in respect of the Notes pursuant to the provisions in this Article VI, unless, and until three Business Days after, the Trustee shall have received written notice thereof from the Company or any holder or holders of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 9.01 hereof, shall be entitled in all respects conclusively to assume that no such facts exist; provided that if on a date not less than three Business Days immediately preceding the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the principal of or interest on any Note), the Trustee shall not have received with respect to such monies the notice provided for in this Section 6.03(d), than anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.


                  The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt (or a trustee on behalf of any such holder or holders). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article VI, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article VI, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment; nor shall the Trustee be charged with knowledge of the curing or waiving of any default of the character specified in Section 6.02 hereof or that any event or any condition preventing any payment in respect of the Notes shall have ceased to exist, unless and until the Trustee shall have received an Officers' Certificate to such effect.

                  (e) The provisions of this Section 6.03 applicable to the Trustee shall also apply to any Paying Agent for the Company.

SECTION 6.04.     RELIANCE BY SENIOR DEBT ON SUBORDINATION PROVISIONS.

                  Each Holder of any Note by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Notes, to acquire and continue to hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt. Notice of any default in the payment of any Senior Debt, except as expressly stated in this Article VI, and notice of acceptance of the provisions hereof are hereby expressly waived. Except as otherwise expressly provided herein, no waiver, forbearance or release by any holder of Senior Debt under such Senior Debt or under this Article VI shall constitute a release of any of the obligations or liabilities of the Trustee or Holders of the Notes provided in this Article VI.

SECTION 6.05.     NO WAIVER OF SUBORDINATION PROVISIONS.


                  Except as otherwise expressly provided herein, no right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.


                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article VI or the obligations hereunder of the Holders of the Notes to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company or any other Person.

SECTION 6.06.     TRUSTEE'S RELATION TO SENIOR DEBT.


                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article VI in respect of any Senior Debt at any time held by it, to the same extent as any holder of Senior Debt, and nothing in Section 9.11 hereof or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.


                  With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligation, as are specifically set forth in this Article VI, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Debt but shall have only such obligations to such holders as are expressly set forth in this Article VI; and in no event shall the Trustee be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of the Notes or to the Company (or any other Person) amounts to which such holders of Senior Debt would be entitled under this Article.


                  Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article VI and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up or liquidation or reorganization under any applicable bankruptcy law of the Company (whether in bankruptcy, insolvency or receivership proceedings or otherwise), the timely filing of a claim for the unpaid balance of such Holder's Notes in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then any Holder or holders of Senior Debt or their representative or representatives shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Notes which are required to be paid or delivered to the holders of Senior Debt as provided in this Article VI and to file and prove all claims therefore and to take all such other action in the name of the holders or otherwise, as such holders of Senior Debt or representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article VI.

SECTION 6.07.     OTHER PROVISIONS SUBJECT HERETO.


                  Except as expressly stated in this Article VI, notwithstanding anything contained in this Indenture to the contrary, all the provisions of this Indenture and the Notes are subject to the provisions of this Article VI. However, nothing in this Article VI shall apply to or adversely affect the claims of, or payment, to, the Trustee pursuant to Section 9.07 hereof. Notwithstanding the foregoing, the failure to make a payment on account of principal of or interest on the Notes by reason of any provision of this Article VI shall not be construed as preventing the occurrence of an Event of Default under
         Section 8.01 hereof.

                                  ARTICLE VII
                                   SUCCESSORS

SECTION 7.01.     LIMITATION ON MERGER, SALE OR CONSOLIDATION.


                  The Company may not, directly or indirectly, consolidate with or merge with or into, or sell, lease or otherwise dispose of all or substantially all of its assets, on a consolidated basis, whether in a single transaction or a series of related transactions, to another person or group of affiliated persons, other than to its Wholly-Owned Subsidiaries, unless:

                  (a) either: (i) in the case of a merger or consolidation, the Company is the surviving entity; or (ii) the resulting, surviving or transferee entity is a corporation organized under the laws of the United States, any state thereof or the District of Columbia and expressly assumes by supplemental indenture all of the Company's obligations in connection with the Notes and the Indenture; and

                  (b) no Default or Event of Default shall exist immediately before or after giving effect on a pro forma basis to such transaction.


                  Upon any permitted consolidation or merger or any permitted sale, lease or other disposition of all or substantially all of the assets of the Company in accordance with the foregoing, the successor corporation formed by such consolidation or into which the Company is merged or to which such sale, lease or other disposition is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor corporation had been named therein in the same manner as the Company is named, and when a successor corporation duly assumes all of the obligations of the Company pursuant hereto and pursuant to the Notes, the Company will be released from its obligations under the Indenture and the Notes, except as to any obligations that arise from or as a result of such transaction.


                  For purposes of the foregoing, the transfer, by lease, assignment, sale or otherwise, of all or substantially all of the properties and assets of one or more Subsidiaries, which properties and assets, if held by the Company instead of such Subsidiary, would constitute all or substantially all of the Company's properties and assets, shall be deemed to be the transfer of all or substantially all of the Company's properties and assets. This Section 7.01 will not apply to a sale, assignment, transfer, conveyance or other disposition of assets between or among the Company and any of its Wholly-Owned Subsidiaries.

SECTION 7.02.     SUCCESSOR CORPORATION SUBSTITUTED.


                  Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company undertaken in accordance with Section 7.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person has been named as the Company herein.

                                 ARTICLE VIII
                              DEFAULTS AND REMEDIES

SECTION 8.01.     EVENTS OF DEFAULT.


                  An "EVENT OF DEFAULT" occurs if:

                  (a) the Company defaults in the payment of interest on any Note when the same becomes due and payable and the Default continues for a period of 30 days after the date due and payable;

                  (b) the Company defaults in the payment of the principal of any Note when the same becomes due and payable at maturity, upon optional redemption, in connection with a Purchase Offer, upon declaration or otherwise;

                  (c) the Company fails to observe or perform for a period of 30 days after notice any covenant or agreement contained in Sections 4.07 and 7.01 hereof (other than, in the case of Section 4.07, a failure to purchase Notes in connection with a Purchase Offer) hereof;

                  (d) the Company fails to observe or perform any other covenant or agreement contained in this Indenture or the Notes, required by it to be performed and the failure continues for a period of 60 days after notice from the Trustee to the Company or from the Holders of 25% in aggregate principal amount of the then outstanding Notes to the Company and the Trustee stating that such notice is a "Notice of Default";

                  (e) the failure by the Company or any Significant Subsidiary to make any payment at final stated maturity, including any applicable grace period, in respect of its Indebtedness (other than non-recourse obligations) in an amount in excess of $15 million, and continuance of such failure for 30 days after written notice is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of Notes outstanding.

                  (f) A default by the company or any Significant Subsidiary with respect to any of the Company's Indebtedness (other than non-recourse obligations), which default results in the acceleration of Indebtedness in an amount in excess of $15 million without such Indebtedness having been discharged or such acceleration having been rescinded or annulled for 30 days after written notice is given to the Company by the Trustee or to us and the Trustee by the Holders of at least 25% in aggregate principal amount or Notes outstanding.

                  (g) failure by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary to pay final judgments for the payment of money (other than any judgment as to which a reputable insurance company has accepted liability subject to customary terms) aggregating in excess of $5.0 million, which judgments are not paid, discharged or stayed within 60 days after their entry;

                  (h) the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (i) commences a voluntary case;

                           (ii) consents to the entry of an order for relief
                  against it in an involuntary case in which it is the debtor;

                           (iii) consents to the appointment of a Custodian of
                  it or for all or substantially all of its property;

                           (iv) makes a general assignment for the benefit of
                  its creditors; or

                           (v) generally is unable to pay its debts as the same
                  become due; or

         (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary in an involuntary case;

                  (ii) appoints a Custodian of the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary or for all or substantially all of its property;

                  (iii) orders the liquidation of the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 days.

         The term "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors or the protection of creditors. The term "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

SECTION 8.02.     ACCELERATION.


                  If an Event of Default (other than an Event of Default specified in clauses (g) or (h) of Section 8.01 hereof) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Notes by notice to the Company and the Trustee, may declare all the Notes to be due and payable. Upon such declaration, the principal of, premium, if any, and interest on the Notes shall be due and payable immediately. If an Event of Default specified in clause (g) or (h) of Section 8.01 hereof occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.


                  If the Notes have been declared due and payable as a result of the acceleration of Indebtedness prior to its express maturity pursuant to Section 8.01(e)(ii), such declaration shall be automatically rescinded if the acceleration of such indebtedness has been rescinded or annulled within 30 days after such acceleration in accordance with the mortgage, indenture or instrument under which it was issued and if
         (i) the recission would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) all existing Events of Default have been cured or waived except nonpayment of principal or interest on the Notes that has become due solely because of the acceleration of the Notes.


                  Except as otherwise provided in the immediately preceding paragraph, the Holders of a majority in principal amount of the then outstanding Notes by notice to the Trustee may rescind an acceleration and its consequences (i) if the recission would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) if all existing Events of Default have been cured or waived except nonpayment of principal or interest on the Notes that has become due solely because of the acceleration of the Notes.

SECTION 8.03.     OTHER REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.


                  The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 8.04.     WAIVER OF PAST DEFAULTS.


                  The Holders of a majority in principal amount of the then outstanding Notes by notice to the Trustee may on behalf of all of the Holders of the Notes waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Note. When a Default or Event of Default is waived, it is cured and ceases; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 8.05.     CONTROL BY MAJORITY.


                  The Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Holders, or would involve the Trustee in personal liability.

SECTION 8.06.     LIMITATION ON SUITS.


                  A Holder may pursue a remedy with respect to this Indenture or the Notes only if:

                  (a) the Holder gives to the Trustee notice of a continuing Event of Default;

                  (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a request to the Trustee to pursue the remedy;

                  (c) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.


                  A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 8.07.     RIGHTS OF HOLDERS TO RECEIVE PAYMENT.


                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 8.08.     COLLECTION SUIT BY TRUSTEE.


                  If an Event of Default specified in Section 8.01(a) or (b), hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Notes and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 8.09.     TRUSTEE MAY FILE PROOFS OF CLAIM.


                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 8.10.     PRIORITIES.


                  If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:


                  First: to the Trustee for amounts due under Section 9.07 hereof;


                  Second: to the holders of Senior Debt, if and to the extent required by Article VI;


                  Third: to Holders for amounts due and unpaid on the Notes for principal and interest (and Special Interest, if applicable), ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and


                  Fourth: to the Company.


                  The Trustee may fix a record date and payment date for any payment to Holders made pursuant to this Section 8.10.

SECTION 8.11.     UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This
         Section 8.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 8.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                   ARTICLE IX
                                     TRUSTEE

SECTION 9.01.     DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default: (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that: (i) this paragraph does not limit the effect of paragraph (b) of this Section 9.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.05 hereof.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this
         Section 9.01.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power (including, without limitation, as requested or directed by a Holder) unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 9.02.     RIGHTS OF TRUSTEE.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) The Trustee shall not be charged with knowledge of any Event of Default under subsections (c), through (i) (and subsection (a) or (b) if the Trustee does not act as Paying Agent) of Section 8.01 or of the identity of any Significant Subsidiary or of any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary unless either (1) a Trust Officer of the Trustee assigned to its corporate trust department shall have actual knowledge thereof, or (2) the Trustee shall have received written notice thereof in accordance with Section 12.02 hereof from the Company or any Holder.

                  (f) The grant of any permissive rights, power or authority hereunder to the Trustee shall not be construed to be a duty.

SECTION 9.03.     INDIVIDUAL RIGHTS OF TRUSTEE.


                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 9.10 and 9.11 hereof.

SECTION 9.04.     TRUSTEE'S DISCLAIMER.


                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Company in the Indenture or any statement in the Notes other than its authentication or for compliance by the Company with the Registration Rights Agreement.

SECTION 9.05.     NOTICE OF DEFAULTS.


                  If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Note, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders.

SECTION 9.06.  REPORTS BY TRUSTEE TO HOLDERS.

                  Within 60 days after the reporting date stated in Section 12.10, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with TIA Section 313(a) if and to the extent required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

                  A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each stock exchange on which the Notes are listed. The Company shall notify the Trustee when the Notes are listed on any stock exchange.

SECTION 9.07.  COMPENSATION AND INDEMNITY.

                  The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder as to which the Company and the Trustee shall from time to time mutually agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such disbursements and expenses may include the reasonable disbursements, compensation and expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee against any claims, demands, expenses (including but not limited to reasonable compensation, fees, disbursements and expenses of the Trustee's agents and counsel), losses, damages or liabilities incurred by it, except as set forth in the next paragraph, arising out of, related to, or in connection with the acceptance or administration of this trust and its rights or duties hereunder, including the reasonable costs and expenses, and the costs and expenses of enforcing this Indenture (including this Section 9.07) against the Company and of defending itself against any claim (whether asserted by the Company, or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees, disbursements and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

                  The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or bad faith.

                  To secure the Company's payment obligations in this Section 9.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee, except money or property held in trust to pay principal and interest on particular Notes.

                  Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 8.01(h) or (i) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  All amounts owing to the Trustee under this Section 9.07 shall be payable by the Company in United States dollars.

SECTION 9.08.  REPLACEMENT OF TRUSTEE.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 9.08.

                  The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                  (a) the Trustee fails to comply with Section 9.10 hereof, unless the Trustee's duty to resign is stayed as provided in TIA
         Section 310(b);

                  (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (c) a Custodian or public officer takes charge of the Trustee or its property; or

                  (d) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 9.10 hereof, unless the Trustee's duty to resign is stayed as provided in TIA
         Section 310(b), any Holder who has been a bona fide Holder of a Note for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 9.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section
         9.08 hereof, the Company's obligations under Section 9.07 hereof shall continue for the benefit of the retiring trustee with respect to expenses and liabilities incurred by it prior to such replacement.

SECTION 9.09.  SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business (including the administration of this Indenture) to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 9.10.  ELIGIBILITY; DISQUALIFICATION.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1) and (5). The Trustee shall always have a combined capital and surplus as stated in Section 12.10 hereof. The Trustee is subject to TIA Section 310(b).

SECTION 9.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE X
                             DISCHARGE OF INDENTURE

SECTION 10.01.  TERMINATION OF COMPANY'S OBLIGATIONS.

                  This Indenture shall cease to be of further effect (except that the Company's obligations under Sections 9.07 and 10.02 hereof shall survive) when all outstanding Notes theretofore authenticated and issued have been delivered to the Trustee for cancellation and the Company has paid all sums payable hereunder.

SECTION 10.02.  REPAYMENT TO COMPANY.

                  The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

                  The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due (subject to the requirements of any abandoned property laws that may be applicable); provided, however, that the Company shall have first caused notice of such payment to the Company to be mailed to each Holder entitled thereto no less than 30 days prior to such payment. After payment to the Company, the Trustee and the Paying Agent shall have no further liability with respect to such money and Holders entitled to the money must look to the Company for payment as general creditors unless any applicable abandoned property law designates another Person.

                                   ARTICLE XI
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 11.01.  WITHOUT CONSENT OF HOLDERS.

                  The Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder:

                  (a) to cure any ambiguity, defect or inconsistency;

                  (b) to comply with Sections 5.12 and 7.01 hereof;

                  (c) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                  (d) to make any change that provides additional rights or benefits to the Holders of the Notes;

                  (e) to make any change that does not adversely affect the interests hereunder of any Holder; or

                  (f) to qualify the Indenture under the TIA or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA.

SECTION 11.02.  WITH CONSENT OF HOLDERS.

                  Subject to Section 8.07 hereof, the Company and the Trustee may amend or supplement this Indenture or the Notes with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes. Subject to Sections 8.04 and 8.07 hereof, the Holders of a majority in principal amount of the Notes then outstanding may also waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 11.02 may not:

                  (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                  (b) reduce the principal of or change the fixed maturity of any Note or alter the provisions of Section 7 of the Notes in a manner adverse to the Holders;

                  (c) reduce the rate of or change the time for payment or accrual of interest on any Note;

                  (d) waive a continuing default or Event of Default in the payment of the principal of or interest on any Note, except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration;

                  (e) make any Note payable in money other than that stated in the Note;

                  (f) make any change in Section 8.04 or 8.07 hereof;

                  (g) waive a redemption payment with respect to any Note;

                  (h) impair the right to convert the Notes into Common Stock;

                  (i) modify Article V or VI in a manner adverse to the Holders of Notes; and

                  (j) make any change in the foregoing amendment and waiver provisions of this Article XI.

                  To secure a consent of the Holders under this Section 11.02, it shall not be necessary for the Holders to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
         11.02 becomes effective, the Company shall mail to Holders a notice briefly describing the amendment or waiver.

SECTION 11.03.  COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment to this Indenture or the Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

SECTION 11.04.  REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of a Note if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented to the amendment, supplement or waiver.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Notes required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

                  After an amendment, supplement or waiver becomes effective it shall bind every Holder, unless it is of the type described in any of clauses (a) through (j) of Section 11.02 hereof. In such case, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Note.

SECTION 11.05.  NOTATION ON OR EXCHANGE OF NOTES.

                  The Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver.

                  Failure to make such notation on a Note or to issue a new Note as aforesaid shall not affect the validity and effect of such amendment or waiver.

SECTION 11.06.  TRUSTEE PROTECTED.

                  The Trustee shall sign all supplemental indentures, except that the Trustee may, but need not, sign any supplemental indenture that adversely affects its rights, obligations or protections. Upon request by the Company to sign any amendment or supplement, the Trustee shall be entitled to request and receive from the Company, and to rely upon, an Opinion of Counsel and Officer's Certificate to the effect that such supplement or amendment is authorized or permitted under this
         Article XI.

                                   ARTICLE XII
                                  MISCELLANEOUS

SECTION 12.01.  TRUST INDENTURE ACT CONTROLS.

                  This Indenture is subject to the provisions of the TIA that are required to be incorporated into this Indenture (or, prior to the registration of the Notes pursuant to the Registration Rights Agreement, would be required to be incorporated into this Indenture if it were qualified under the TIA), and shall, to the extent applicable, be governed by such provisions. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required (or would be so required) to be incorporated in this Indenture by the TIA, the incorporated provision shall control.

SECTION 12.02.  NOTICES.

                  Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in Person or mailed by first class mail to the other's address stated in Section 12.10 hereof. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication to a Holder shall be mailed by first class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

                  All other notices or communications shall be in writing.

                  In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by the Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

SECTION 12.03.  COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 12.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 4.03) shall include:

                  (a) a statement that the Person signing such certificate or rendering such opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 12.06.  RULES BY TRUSTEE AND AGENTS.

                  The Trustee may make reasonable rules for action by, or a meeting of, Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 12.07.  LEGAL HOLIDAYS.

                  A "LEGAL HOLIDAY" is a Saturday, a Sunday or a day on which banking institutions in the State of New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If any other operative date for purposes of this Indenture shall occur on a Legal Holiday then for all purposes the next succeeding day that is not a Legal Holiday shall be such operative date.

SECTION 12.08.  NO RECOURSE AGAINST OTHERS.

                  A director, officer, employee, incorporator or shareholder of the Company, as such, shall not have any liability for any Obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of or by reason of such Obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

SECTION 12.09.  COUNTERPARTS AND FACSIMILE SIGNATURES.

                  This Indenture may be executed by manual or facsimile signature in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 12.10.  VARIABLE PROVISIONS.

                  The first certificate pursuant to Section 4.03 hereof shall be for the fiscal year ended on December 31, 2001.

                  The reporting date for Section 9.06 hereof is September 15, of each year. The first reporting date is September 15, 2000.

                  The Trustee shall always have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition.

                  The Company's address is:

                  Akamai Technologies, Inc.
                  500 Technology Square
                  Cambridge, Massachusetts 02139
                  Attention:  General Counsel

         The Trustee's address is:

                  if by mail:
                  State Street Bank and Trust Company
                  P. O. Box 778
                  Boston, Massachusetts 02102-0778
                  Attention: Corporate Trust Administration if by delivery or overnight courier:
                  State Street Bank and Trust Company
                  Two Avenue de Lafayette
                  Boston, Massachusetts  02110-1724
                  Attention:  Corporate Trust Administration

SECTION 12.11.  GOVERNING LAW, SUBMISSION TO JURISDICTION.


                  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE NOTES, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  To the extent permitted by applicable law, the Company irrevocably submits to the nonexclusive jurisdiction of any federal or state court in the Borough of Manhattan, City and State of New York, United States of America, in any suit or proceeding based on or arising under this Indenture and the Notes and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company hereby irrevocably designates and appoints CT Corporation System as the authorized agent of the Company upon whom process may be served in any such suit or proceeding (the "PROCESS AGENT"), it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Company. The Company represents to the Trustee that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same. The Company hereby irrevocably authorizes and directs the Process Agent to accept such service. The Company further agrees that service of process upon the Process Agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the Trustee or any Holder to serve process in any other manner permitted by law. In the event that CT Corporation System ceases to be the Process Agent, the Company agrees that it will take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to validly designate and appoint an alternate agent as Process Agent, and to maintain such designation and appointment in full force and effect so long as the Company has any outstanding obligations under this Indenture or the Notes, on terms that are reasonably acceptable to the Trustee. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations hereunder and thereunder, to the extent permitted by law.

SECTION 12.12.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or an Affiliate. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.13.  SUCCESSORS.

                  All agreements of the Company in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 12.14.  SEVERABILITY.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.15.  TABLE OF CONTENTS, HEADINGS, ETC.

                  The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                 AKAMAI TECHNOLOGIES, INC. as Company
                                 By:


                                 -----------------------------------------------
                                 Name:
                                 Title:


                                 STATE STREET BANK AND TRUST COMPANY,
                                 as Trustee

                                 By:
                                    --------------------------------------------
                                 Name:
                                 Title:

                                                                       EXHIBIT A

                            AKAMAI TECHNOLOGIES, INC.

[GLOBAL NOTES LEGEND]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

[RESTRICTED NOTES LEGEND]

         THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

         (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1),
                  (2), (3) OR (7) UNDER THE SECURITIES ACT);

         (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES,
                  (B)

                  TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a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

         (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THE LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

                            AKAMAI TECHNOLOGIES, INC.

                 5 -1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2007

                              RULE 144A GLOBAL NOTE

No. R-1                                                        CUSIP No. _______

                                                               $________________

         Akamai Technologies, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ___________________ dollars ($___________), on ______________, 2007.

         Interest Payment Dates: July 1 and January 1: commencing January 1,
2001.

         Record Dates:  June 15 and December 15.

         Reference is made to the further provisions of this Note hereinafter set forth, which will, for all purposes, have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

                                               AKAMAI TECHNOLOGIES, INC.,
                                               a Delaware corporation

[Seal]

                                               By:  ____________________________
                                                    Name:
                                                    Title:

Attest: ____________
           Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-mentioned Indenture.

                                        State Street Bank and Trust Company,
                                        as Trustee

                                        By: ____________________________________
                                            Name:
                                            Authorized Signatory

Dated:  ___________________

                 5 -1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2007

                              RULE 144A GLOBAL NOTE

         1. INTEREST. AKAMAI TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), is the issuer of 5 -1/2% Convertible Subordinated Notes due 2007 (the "Notes"). The Notes will accrue interest at a rate of 5 -1/2% per annum. The Company promises to pay interest on the Notes in cash semiannually on each July 1 and January 1, commencing on January 1, 2001, to Holders of record on the immediately preceding June 15 and December 15, respectively. Interest on the Notes will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from June 20, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay interest on overdue principal at the interest rate borne by the Notes, compounded semiannually, and, to the extent permitted by law, it shall pay interest on overdue installments of interest (without regard to any applicable grace period) at the same interest rate compounded semiannually.

         2. REGISTRATION RIGHTS. The holder of this Note (and the Common Stock issuable upon conversion hereof) is entitled to the benefits of a Registration Rights Agreement, dated as of June 20, 2000, among the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT"). Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the holders of Transfer Restricted Securities, that (i) it will, at its cost, within 90 days after the closing of the sale of the Notes (the "CLOSING"), file a shelf registration statement (the "SHELF REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION") with respect to resales of the Notes and the Common Stock issuable upon conversion thereof, (ii) it will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective within 180 days after the Closing, and (iii) it will use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act, subject to certain exceptions specified in the Registration Rights Agreement, until the second anniversary of the date of the Closing. If (a) the Company fails to file the Shelf Registration Statement required by the Registration Rights Agreement on or before the date specified above for such filing, (b) such Shelf Registration Statement is not declared effective by the Commission on or prior to the date specified above for such effectiveness, or (c) the Shelf Registration Statement is declared effective but thereafter ceases to be effective or useable in connection with resales of Transfer Restricted Securities during the periods specified in the Registration Rights Agreement without being succeeded immediately by a post-effective amendment to such Shelf Registration Statement that cures such failure and is itself declared effective immediately (each such event referred to in clauses
(a) through (c) above a "REGISTRATION DEFAULT"), then the Company will pay special interest to each Holder of Transfer Restricted Securities as described below. Notwithstanding the foregoing, as set forth in the Registration Rights Agreement, the Company will be permitted to suspend use of the prospectus that is part of the Shelf Registration Statement during certain periods of time and in certain circumstances relating to pending corporate developments and public filings with the SEC and similar events, and such a suspension shall not be deemed a Registration Default provided it does not last in excess of 60 days in the aggregate during any 12-month period. With respect to the first 90-day period immediately following the occurrence of a Registration Default, the Company shall pay special interest to each Holder of Transfer Restricted Securities in an amount equal to an increase in the annual interest rate on the Notes of 0.25%

("SPECIAL INTEREST") and with respect to each subsequent 90-day period, additional amounts equal to an increase in the annual interest rate on the Notes of 0.25% until all Registration Defaults have been cured, up to a maximum increase in the annual interest rate on the Notes equal to 1.0%. In the event that this Note, or any portion thereof, shall have been converted into shares of Common Stock pursuant to Section 12 hereof, the amount payable under this
Section 2 per share of Common Stock so converted shall be determined by dividing
(x) the amount that would have been payable hereunder on the aggregate principal amount so converted by (y) the number of shares of Common Stock issued upon such conversion. All accrued Special Interest shall be paid by the Company on each Interest Payment Date for which Special Interest is owed to the holders of Transfer Restricted Securities by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults, the application of Special Interest will cease. THE PROVISIONS OF THIS SECTION 2 SHALL SURVIVE ANY CONVERSION OF THE NOTES INTO SHARES OF COMMON STOCK PURSUANT TO SECTION 12 HEREOF, AND MAY BE ENFORCED BY THE HOLDER OF COMMON STOCK ISSUED UPON CONVERSION OF THIS NOTE.

         3. PAYMENTS. All payments made by the Company on this Note shall be made without deduction or withholding for or on account of, any and all present or future taxes, duties, assessments, or governmental charges of whatever nature unless the deduction or withholding of such taxes, duties, assessments or government charges is then required by law.

         4. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date for the next interest payment date even though Notes are canceled after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal and premium payments. The Company will pay principal, premium, if any, interest, and Special Interest, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, interest and Special Interest, if any, by check payable in such money. It may mail an interest or Special Interest check to a Holder's registered address. Upon the request of a Holder who holds an aggregate principal amount of at least $5.0 million, principal, premium, if any, interest, and Special Interest, if any, shall be paid by wire transfer of immediately available funds to an account previously specified in writing by such Holder to the Company and the Trustee.

         5. PAYING AGENT, CONVERSION AGENT AND REGISTRAR. The Trustee will act as Paying Agent, Conversion Agent and Registrar and will maintain an office or agency in the City of New York, New York at which the notes may be presented for payment, transfer or exchange. The Company may change any Paying Agent, Conversion Agent or Registrar without prior notice. The Company or any of its Affiliates may act in any such capacity.

         6. INDENTURE. The Company issued the Notes under an Indenture, dated as of June 20, 2000 (the "INDENTURE"), between the Company and State Street Bank and Trust Company, as Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA") as in effect on the date of the Indenture. The Notes are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Holders are referred to the Indenture and such Act for a statement of such terms. The Notes are unsecured general obligations of the Company limited to

$300,000,000 in aggregate principal amount and subordinated in right of payment to all existing and future Senior Debt of the Company.

         7. REDEMPTION. At any time on or after July 3, 2003 the Company may redeem any portion of the Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount thereof), together with accrued and unpaid interest and Special Interest thereon to, but excluding, the applicable redemption date. If redeemed during the period beginning July 3, 2003 and ending on June 30, 2004, the redemption price shall be 103.143%, and if redeemed during the 12-month period commencing on July 1 of each of the following years, up to the maturity date the redemption price shall be the corresponding percentage of principal set forth below:

         Period                                                              Redemption Price
         ------                                                              ----------------
         July 1, 2004 - June 30, 2005 .........................................  102.357%
         July 1, 2005 - June 30, 2006 .........................................  101.571%
         July 1, 2006 - June 30, 2007 .........................................  100.786%
         July 1, 2007 .........................................................  100.000%

         In the event the Company redeems less than all of the outstanding Notes, the Notes to be redeemed shall be selected by the Trustee in accordance with Section 3.02 of the Indenture. In the event a portion of an outstanding
Note is selected for redemption and such Note is converted in part after such selection, the converted portion of such Note shall be deemed (so far as may be) to be the portion to be selected for redemption in accordance with Section 3.02 of the Indenture. The Company may not give notice of any redemption if the Company has defaulted in payment of interest and the default is continuing.

         8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at his address of record. The Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. In the event of a redemption of less than all of the Notes, the Notes will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the redemption date, interest ceases to accrue on the Notes or portions of them called for redemption.

         If this Note is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest will be paid to the Person in whose name this Note is registered at the close of business on such record date.

         9. MANDATORY REDEMPTION. The Company will not be required to make mandatory redemption or repurchase payments with respect to the Notes. There are no sinking fund payments with respect to the Notes.

         10. REPURCHASE AT OPTION OF HOLDER. If there is a Fundamental Change, the Company shall be required to offer to purchase on the Purchase Date all outstanding Notes at a purchase price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest and Special Interest, if any, to the Purchase Date. Holders of Notes that are subject to an offer to purchase will receive a Fundamental Change Offer from the Company in accordance with

Section 3.09 of the Indenture and may elect to have such Notes or portions thereof in authorized denominations purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

         11. SUBORDINATION. The payment of the principal of, interest on, Special Interest or any other amounts due on the Notes is subordinated in right of payment to all existing and future Senior Debt of the Company, as described in the Indenture. Each Holder, by accepting a Note, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

         12. CONVERSION. The holder of any Note has the right, exercisable at any time following the Issuance Date and prior to the close of business (New York time) on the date of the Note's maturity, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Common Stock at the initial Conversion Price of $115.47 per share, subject to adjustment under certain circumstances as set forth in the Indenture, except that if a Note is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the date fixed for redemption.

         To convert a Note, a holder must (1) complete and sign a conversion notice substantially in the form set forth below, (2) surrender the Note to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. No payment or adjustment will be made for accrued and unpaid interest on a converted Note, but if any holder surrenders a Note for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the holder of such Note on such record date. Any Notes that are, however, delivered to the Company for conversion after any record date but before the next interest payment date must, except as described in the next sentence, be accompanied by a payment equal to the interest payable on such interest payment date on the principal amount of such Notes being converted. Payments to the Company described in the preceding sentence shall not be required if, during that period between a record date and the next interest payment date, a conversion occurs on or after the date that the Company has issued a redemption notice and prior to the date of redemption stated in such notice. If any Notes are converted after an interest payment date but on or before the next record date, no interest will be paid on those Notes. The number of shares issuable upon conversion of a Note is determined by dividing the principal amount of the Note converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.

         A note in respect of which a holder has delivered an "Option of Holder to Elect Purchase" form appearing below exercising the option of such holder to require the Company to purchase such Note may be converted only if the notice of exercise is withdrawn as provided above and in accordance with the terms of the Indenture. The above description of conversion of the Notes is qualified by reference to, and is subject in its entirety by, the more complete description thereof contained in the Indenture.

         13. DENOMINATIONS, TRANSFER, EXCHANGE. The notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered, and Notes may be exchanged, as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption (except the unredeemed portion of any Note being redeemed in part). Also, it need not exchange or register the transfer of any Note for a period of 15 days before a selection of Notes to be redeemed.

         14. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         15. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, Holders of Notes entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         16. DEFAULTS AND REMEDIES. The Notes shall have the Events of Default set forth in Section 8.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes by notice to the Company and the Trustee may declare all the Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization, all unpaid principal and interest accrued on the Notes shall become due and payable immediately without further action or notice. The Holders of a majority in principal amount of the Notes then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety, to the more complete description thereof contained in the Indenture.

         17. AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes), and any existing default may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder, the Indenture or the Notes may be amended, among other reasons, to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for assumption of the Company's obligations to Holders, to make any change that does not adversely affect the rights of any Holder or to qualify the Indenture under the TIA or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA.

         18. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

         19. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or shareholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

         20. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

         21. AUTHENTICATION. The Notes shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

         22. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and UGMA (= Uniform Gifts to Minors Act).

         The Company will furnish to any Holder of the Notes upon written request and without charge a copy of the Indenture. Request may be made to:

                  Akamai Technologies, Inc.
                  500 Technology Square
                  Cambridge, Massachusetts 02139
                  Attention:  General Counsel

                                 ASSIGNMENT FORM

                  TO ASSIGN THIS NOTE, FILL IN THE FORM BELOW:

         I. ASSIGNMENT

I, or we, assign this Note to:
________________________________________________________________________________

             (Print or type name, address and zip code of assignee)
________________________________________________________________________________

     (Please insert Social Security or other identifying number of assignee)
________________________________________________________________________________

and irrevocably appoint _______________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.



Dated:_______________________    Signed:________________________________________
                                        (Sign exactly as your name appears on
                                        the other side of this Note)

                                 Print Name:____________________________________

                                 Signature Guarantee:*__________________________

*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.


         II. TRANSFEROR REPRESENTATIONS

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the company, the undersigned confirms that such Notes are being transferred:

CHECK ONE BOX BELOW

(1) [ ] to the Company or any subsidiary thereof (attach Restricted Transfer Certificate),

(2) [ ] to a qualified institutional buyer in compliance with Rule 144A (attach Rule 144A Transfer Certificate),

(3) [ ] outside the United States in compliance with Rule 904 under the Securities Act (attach Regulation S Transfer Certificate),

(4) [ ] pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) (attach Restricted Transfer Certificate),

(5) [ ] to an institutional "accredited investor" (as defined in rule 501(a)(1), (2), (3), or (7) under the Securities Act (attach Accredited Investor Letter),

(6) [ ] in accordance with another exemption from the registration requirements of the Securities Act (attach legal opinion), or

(7) [ ]  pursuant to an effective registration statement under the Securities
         Act.

CHECK IF APPLICABLE

[ ] (A) The undersigned represents and warrants that it is, or at some time during which it held this Security was, an Affiliate of the Company.

    (B) If (A) above is checked and if the undersigned was not an Affiliate of the Company at all times during which it held this Note, indicate the periods during which the undersigned was an Affiliate of the Company:

    (C) If (A) above is checked and if the Transferee will not pay the full purchase price for the transfer of this Note on or prior to the date of transfer, indicate when such purchase price will be paid:

THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX ABOVE UNDER ITEM (A) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS NOTE AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE COMPANY.

                                        ________________________________________
                                                     (Signature)


                                        Signature Guarantee*____________________

*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

III.     TRANSFEREE REPRESENTATIONS

         TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.


                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:___________________         Signed:_____________________________
                                         Name:
                                         NOTICE:  To be executed by an executive
                                         Officer

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

         The undersigned represents and warrants that it is not a "U.S. Person" (as defined in Regulation S under the Securities Act of 1933, as amended).

Dated:___________________         Signed:_____________________________
                                         Name:
                                         NOTICE:  To be executed by an executive
                                         Officer

                       OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to
Section 3.09 or Section 4.07 of the Indenture, check the box: [ ]

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 3.09 or Section 4.07 of the Indenture, state the amount you want to be purchased (in denominations of $1,000 or any integral multiple thereof):

                                $_______________


Dated: _______________________  Signed: ________________________________________
                                        (Sign exactly as your name appears on
                                        the other side of this Note)


                                Signature Guarantee:*___________________________


*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                               ELECTION TO CONVERT

To:      Akamai Technologies, Inc.


                  The undersigned owner of this Note hereby irrevocably exercise the option to convert this Note, or the portion below designated, into Common Stock of Akamai Technologies, Inc. in accordance with the terms of the Indenture referred to in this Note, and directors that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If the shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         Any holder of Notes, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Note, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Notes.

Date:

                  In Whole [ ]              In Part [ ]     as follows:

                                            Portions of Note to be converted
                                            ($1,000 or integral multiples
                                            thereof): $____________

_______________________________
Signature

Please print or Typewrite Name and Address, Including Zip code, and Social Security or Other Identifying Number:

________________________________

________________________________

________________________________


Signature Guarantee:*___________



* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange

                                                                      SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Global Note shall be $     . The following
increases or decreases in the principal amount of this Global Note have been made:

Amount of decrease                                                                            Signature of authorized
   in principal       Amount of increase                             Signature of authorized          officer
  amount of this     in principal amount    Principal amount of       officer of Trustee or        of Trustee or
    Global Note      of this Global Note    this Global Note           Notes Custodian          Securities Custodian
------------------   -------------------    -------------------      -----------------------  -----------------------

                            AKAMAI TECHNOLOGIES, INC.

                 5 -1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2007

                            REGULATION S GLOBAL NOTE

No. S-1                                                       CUSIP No._________

                                                              $_________________

         Akamai Technologies, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ___________________ dollars ($___________), on ______________, 2007.

         Interest Payment Dates: July 1 and January 1: commencing January 1,
2001.

         Record Dates:  June 15 and December 15.

         Reference is made to the further provisions of this Note hereinafter set forth, which will, for all purposes, have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

                                            AKAMAI TECHNOLOGIES, INC.,
                                            a Delaware corporation

[Seal]

                                            By: ________________________________
                                                Name:
                                                Title:

Attest: ____________
        Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-mentioned Indenture.

                                           State Street Bank and Trust Company,
                                           as Trustee

                                           By:__________________________________
                                              Name:
                                              Authorized Signatory

Dated:___________________

                 5 -1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2007

                            REGULATION S GLOBAL NOTE

         1. INTEREST. AKAMAI TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), is the issuer of 5 -1/2% Convertible Subordinated Notes due 2007 (the "Notes"). The Notes will accrue interest at a rate of 5 -1/2% per annum. The Company promises to pay interest on the Notes in cash semiannually on each July 1 and January 1, commencing on January 1, 2001, to Holders of record on the immediately preceding June 15 and December 15, respectively. Interest on the Notes will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from June 20, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay interest on overdue principal at the interest rate borne by the Notes, compounded semiannually, and, to the extent permitted by law, it shall pay interest on overdue installments of interest (without regard to any applicable grace period) at the same interest rate compounded semiannually.

         2. REGISTRATION RIGHTS. The holder of this Note (and the Common Stock issuable upon conversion hereof) is entitled to the benefits of a Registration Rights Agreement, dated as of June 20, 2000, among the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT"). Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the holders of Transfer Restricted Securities, that (i) it will, at its cost, within 90 days after the closing of the sale of the Notes (the "CLOSING"), file a shelf registration statement (the "SHELF REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION") with respect to resales of the Notes and the Common Stock issuable upon conversion thereof, (ii) it will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective within 180 days after the Closing, and (iii) it will use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act, subject to certain exceptions specified in the Registration Rights Agreement, until the second anniversary of the date of the Closing. If (a) the Company fails to file the Shelf Registration Statement required by the Registration Rights Agreement on or before the date specified above for such filing, (b) such Shelf Registration Statement is not declared effective by the Commission on or prior to the date specified above for such effectiveness, or (c) the Shelf Registration Statement is declared effective but thereafter ceases to be effective or useable in connection with resales of Transfer Restricted Securities during the periods specified in the Registration Rights Agreement without being succeeded immediately by a post-effective amendment to such Shelf Registration Statement that cures such failure and is itself declared effective immediately (each such event referred to in clauses
(a) through (c) above a "REGISTRATION DEFAULT"), then the Company will pay special interest to each Holder of Transfer Restricted Securities as described below. Notwithstanding the foregoing, as set forth in the Registration Rights Agreement, the Company will be permitted to suspend use of the prospectus that is part of the Shelf Registration Statement during certain periods of time and in certain circumstances relating to pending corporate developments and public filings with the SEC and similar events, and such a suspension shall not be deemed a Registration Default provided it does not last in excess of 60 days in the aggregate during any 12-month period. With respect to the first 90-day period immediately following the occurrence of a Registration Default, the Company shall pay special interest to each Holder of Transfer Restricted Securities in an amount equal to an increase in the annual interest rate on the Notes of 0.25%

("SPECIAL INTEREST") and with respect to each subsequent 90-day period, additional amounts equal to an increase in the annual interest rate on the Notes of 0.25% until all Registration Defaults have been cured, up to a maximum increase in the annual interest rate on the Notes equal to 1.0%. In the event that this Note, or any portion thereof, shall have been converted into shares of Common Stock pursuant to Section 12 hereof, the amount payable under this
Section 2 per share of Common Stock so converted shall be determined by dividing
(x) the amount that would have been payable hereunder on the aggregate principal amount so converted by (y) the number of shares of Common Stock issued upon such conversion. All accrued Special Interest shall be paid by the Company on each Interest Payment Date for which Special Interest is owed to the holders of Transfer Restricted Securities by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults, the application of Special Interest will cease. THE PROVISIONS OF THIS SECTION 2 SHALL SURVIVE ANY CONVERSION OF THE NOTES INTO SHARES OF COMMON STOCK PURSUANT TO SECTION 12 HEREOF, AND MAY BE ENFORCED BY THE HOLDER OF COMMON STOCK ISSUED UPON CONVERSION OF THIS NOTE.

         3. PAYMENTS. All payments made by the Company on this Note shall be made without deduction or withholding for or on account of, any and all present or future taxes, duties, assessments, or governmental charges of whatever nature unless the deduction or withholding of such taxes, duties, assessments or government charges is then required by law.

         4. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date for the next interest payment date even though Notes are canceled after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal and premium payments. The Company will pay principal, premium, if any, interest, and Special Interest, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, interest and Special Interest, if any, by check payable in such money. It may mail an interest or Special Interest check to a Holder's registered address. Upon the request of a Holder who holds an aggregate principal amount of at least $5.0 million, principal, premium, if any, interest, and Special Interest, if any, shall be paid by wire transfer of immediately available funds to an account previously specified in writing by such Holder to the Company and the Trustee.

         5. PAYING AGENT, CONVERSION AGENT AND REGISTRAR. The Trustee will act as Paying Agent, Conversion Agent and Registrar and will maintain an office or agency in the City of New York, New York at which the notes may be presented for payment, transfer or exchange. The Company may change any Paying Agent, Conversion Agent or Registrar without prior notice. The Company or any of its Affiliates may act in any such capacity.

         6. INDENTURE. The Company issued the Notes under an Indenture, dated as of June 20, 2000 (the "INDENTURE"), between the Company and State Street Bank and Trust Company, as Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA") as in effect on the date of the Indenture. The Notes are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Holders are referred to the Indenture and such Act for a statement of such terms. The Notes are unsecured general obligations of the Company limited to

$300,000,000 in aggregate principal amount and subordinated in right of payment to all existing and future Senior Debt of the Company.

7. REDEMPTION. At any time on or after July 3, 2003 the Company may redeem any portion of the Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount thereof), together with accrued and unpaid interest and Special Interest thereon to, but excluding, the applicable redemption date. If redeemed during the period beginning July 3, 2003 and ending on June 30, 2004, the redemption price shall be 103.143%, and if redeemed during the 12-month period commencing on July 1 of each of the following years, up to the maturity date the redemption price shall be the corresponding percentage of principal set forth below:

         Period                                                                 Redemption Price
         ------                                                                 ----------------
         July 1, 2004 - June 30, 2005. ..........................................  102.357%
         July 1, 2005 - June 30, 2006. ..........................................  101.571%
         July 1, 2006 - June 30, 2007. ..........................................  100.786%
         July 1, 2007 . .........................................................  100.000%

         In the event the Company redeems less than all of the outstanding Notes, the Notes to be redeemed shall be selected by the Trustee in accordance with Section 3.02 of the Indenture. In the event a portion of an outstanding
Note is selected for redemption and such Note is converted in part after such selection, the converted portion of such Note shall be deemed (so far as may be) to be the portion to be selected for redemption in accordance with Section 3.02 of the Indenture. The Company may not give notice of any redemption if the Company has defaulted in payment of interest and the default is continuing.

         8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at his address of record. The Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. In the event of a redemption of less than all of the Notes, the Notes will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the redemption date, interest ceases to accrue on the Notes or portions of them called for redemption.

         If this Note is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest will be paid to the Person in whose name this Note is registered at the close of business on such record date.

         9. MANDATORY REDEMPTION. The Company will not be required to make mandatory redemption or repurchase payments with respect to the Notes. There are no sinking fund payments with respect to the Notes.

         10. REPURCHASE AT OPTION OF HOLDER. If there is a Fundamental Change, the Company shall be required to offer to purchase on the Purchase Date all outstanding Notes at a purchase price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest and Special Interest, if any, to the Purchase Date. Holders of Notes that are subject to an offer to purchase will receive a Fundamental Change Offer from the Company in accordance with

Section 3.09 of the Indenture and may elect to have such Notes or portions thereof in authorized denominations purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

         11. SUBORDINATION. The payment of the principal of, interest on, Special Interest or any other amounts due on the Notes is subordinated in right of payment to all existing and future Senior Debt of the Company, as described in the Indenture. Each Holder, by accepting a Note, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

         12. CONVERSION. The holder of any Note has the right, exercisable at any time following the Issuance Date and prior to the close of business (New York time) on the date of the Note's maturity, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Common Stock at the initial Conversion Price of $115.47 per share, subject to adjustment under certain circumstances as set forth in the Indenture, except that if a Note is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the date fixed for redemption.

         To convert a Note, a holder must (1) complete and sign a conversion notice substantially in the form set forth below, (2) surrender the Note to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. No payment or adjustment will be made for accrued and unpaid interest on a converted Note, but if any holder surrenders a Note for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the holder of such Note on such record date. Any Notes that are, however, delivered to the Company for conversion after any record date but before the next interest payment date must, except as described in the next sentence, be accompanied by a payment equal to the interest payable on such interest payment date on the principal amount of such Notes being converted. Payments to the Company described in the preceding sentence shall not be required if, during that period between a record date and the next interest payment date, a conversion occurs on or after the date that the Company has issued a redemption notice and prior to the date of redemption stated in such notice. If any Notes are converted after an interest payment date but on or before the next record date, no interest will be paid on those Notes. The number of shares issuable upon conversion of a Note is determined by dividing the principal amount of the Note converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.

         A note in respect of which a holder has delivered an "Option of Holder to Elect Purchase" form appearing below exercising the option of such holder to require the Company to purchase such Note may be converted only if the notice of exercise is withdrawn as provided above and in accordance with the terms of the Indenture. The above description of conversion of the Notes is qualified by reference to, and is subject in its entirety by, the more complete description thereof contained in the Indenture.

         13. DENOMINATIONS, TRANSFER, EXCHANGE. The notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered, and Notes may be exchanged, as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption (except the unredeemed portion of any Note being redeemed in part). Also, it need not exchange or register the transfer of any Note for a period of 15 days before a selection of Notes to be redeemed.

         14. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         15. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, Holders of Notes entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         16. DEFAULTS AND REMEDIES. The Notes shall have the Events of Default set forth in Section 8.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes by notice to the Company and the Trustee may declare all the Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization, all unpaid principal and interest accrued on the Notes shall become due and payable immediately without further action or notice. The Holders of a majority in principal amount of the Notes then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety, to the more complete description thereof contained in the Indenture.

         17. AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes), and any existing default may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder, the Indenture or the Notes may be amended, among other reasons, to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for assumption of the Company's obligations to Holders, to make any change that does not adversely affect the rights of any Holder or to qualify the Indenture under the TIA or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA.

         18. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

         19. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or shareholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

         20. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

         21. AUTHENTICATION. The Notes shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

         22. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and UGMA (= Uniform Gifts to Minors Act).

                  The Company will furnish to any Holder of the Notes upon written request and without charge a copy of the Indenture. Request may be made to:

                  Akamai Technologies, Inc.
                  500 Technology Square
                  Cambridge, Massachusetts 02139
                  Attention:  General Counsel

                                 ASSIGNMENT FORM

                  TO ASSIGN THIS NOTE, FILL IN THE FORM BELOW:

         I. ASSIGNMENT

I, or we, assign this Note to:

________________________________________________________________________________
             (Print or type name, address and zip code of assignee)


________________________________________________________________________________
     (Please insert Social Security or other identifying number of assignee)

________________________________________________________________________________

and irrevocably appoint _______________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.



Dated:_______________________    Signed:________________________________________
                                        (Sign exactly as your name appears on
                                        the other side of this Note)

                                 Print Name:____________________________________

                                 Signature Guarantee:*__________________________

*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.


         II. TRANSFEROR REPRESENTATIONS

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the company, the undersigned confirms that such Notes are being transferred:

CHECK ONE BOX BELOW

(1) [ ] to the Company or any subsidiary thereof (attach Restricted Transfer Certificate),

(2) [ ] to a qualified institutional buyer in compliance with Rule 144A (attach Rule 144A Transfer Certificate),

(3) [ ] outside the United States in compliance with Rule 904 under the Securities Act (attach Regulation S Transfer Certificate),

(4) [ ] pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) (attach Restricted Transfer Certificate),

(5) [ ] to an institutional "accredited investor" (as defined in rule 501(a)(1), (2), (3), or (7) under the Securities Act (attach Accredited Investor Letter),

(6) [ ] in accordance with another exemption from the registration requirements of the Securities Act (attach legal opinion), or

(7) [ ]  pursuant to an effective registration statement under the Securities
         Act.

CHECK IF APPLICABLE

[ ] (A) The undersigned represents and warrants that it is, or at some time during which it held this Security was, an Affiliate of the Company.

    (B) If (A) above is checked and if the undersigned was not an Affiliate of the Company at all times during which it held this Note, indicate the periods during which the undersigned was an Affiliate of the Company:

    (C) If (A) above is checked and if the Transferee will not pay the full purchase price for the transfer of this Note on or prior to the date of transfer, indicate when such purchase price will be paid:

THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX ABOVE UNDER ITEM (A) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS NOTE AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE COMPANY.

                                        ________________________________________
                                                     (Signature)


                                        Signature Guarantee*____________________

*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

III.     TRANSFEREE REPRESENTATIONS

         TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.


                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:___________________         Signed:_____________________________
                                         Name:
                                         NOTICE:  To be executed by an executive
                                         Officer

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

         The undersigned represents and warrants that it is not a "U.S. Person" (as defined in Regulation S under the Securities Act of 1933, as amended).

Dated:___________________         Signed:_____________________________
                                         Name:
                                         NOTICE:  To be executed by an executive
                                         Officer

                       OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to
Section 3.09 or Section 4.07 of the Indenture, check the box: [ ]

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 3.09 or Section 4.07 of the Indenture, state the amount you want to be purchased (in denominations of $1,000 or any integral multiple thereof):

                                $_______________


Dated: _______________________  Signed: ________________________________________
                                        (Sign exactly as your name appears on
                                        the other side of this Note)


                                Signature Guarantee:*___________________________


*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                               ELECTION TO CONVERT

To:      Akamai Technologies, Inc.


                  The undersigned owner of this Note hereby irrevocably exercise the option to convert this Note, or the portion below designated, into Common Stock of Akamai Technologies, Inc. in accordance with the terms of the Indenture referred to in this Note, and directors that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If the shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         Any holder of Notes, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Note, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Notes.

Date:

                  In Whole [ ]              In Part [ ]     as follows:

                                            Portions of Note to be converted
                                            ($1,000 or integral multiples
                                            thereof): $____________

_______________________________
Signature

Please print or Typewrite Name and Address, Including Zip code, and Social Security or Other Identifying Number:

________________________________

________________________________

________________________________


Signature Guarantee:*___________



* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange

                                                                      SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Global Note shall be $         . The
following increases or decreases in the principal amount of this Global Note have been made:

Amount of decrease                                                                                    Signature of authorized
   in principal       Amount of increase                                   Signature of authorized            officer
  amount of this     in principal amount           Principal amount of       officer of Trustee or           of Trustee or
    Global Note      of this Global Note            this Global Note           Notes Custodian          Securities Custodian

                            AKAMAI TECHNOLOGIES, INC.

                 5-1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2007

                         ACCREDITED INVESTOR GLOBAL NOTE

No. A-1                                                        CUSIP No. _______

                                                               $________________

         Akamai Technologies, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ___________________ dollars ($___________), on ______________, 2007.

         Interest Payment Dates: July 1 and January 1: commencing January 1,
2001.

         Record Dates:  June 15 and December 15.

         Reference is made to the further provisions of this Note hereinafter set forth, which will, for all purposes, have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

                                            AKAMAI TECHNOLOGIES, INC.,
                                            a Delaware corporation

[Seal]

                                            By: ________________________________
                                                Name:
                                                Title:

Attest: ____________
        Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-mentioned Indenture.

                                      State Street Bank and Trust Company,
                                      as Trustee

                                      By:_______________________________________
                                         Name:
                                         Authorized Signatory

Dated:___________________

                 5-1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2007

                         ACCREDITED INVESTOR GLOBAL NOTE

         1. INTEREST. AKAMAI TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), is the issuer of 5-1/2% Convertible Subordinated Notes due 2007
(the "Notes"). The Notes will accrue interest at a rate of 5-1/2% per annum.
The Company promises to pay interest on the Notes in cash semiannually on each July 1 and January 1, commencing on January 1, 2001, to Holders of record on the immediately preceding June 15 and December 15, respectively. Interest on the Notes will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from June 20, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay interest on overdue principal at the interest rate borne by the Notes, compounded semiannually, and, to the extent permitted by law, it shall pay interest on overdue installments of interest (without regard to any applicable grace period) at the same interest rate compounded semiannually.

         2. REGISTRATION RIGHTS. The holder of this Note (and the Common Stock issuable upon conversion hereof) is entitled to the benefits of a Registration Rights Agreement, dated as of June 20, 2000, among the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT"). Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the holders of Transfer Restricted Securities, that (i) it will, at its cost, within 90 days after the closing of the sale of the Notes (the "CLOSING"), file a shelf registration statement (the "SHELF REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION") with respect to resales of the Notes and the Common Stock issuable upon conversion thereof, (ii) it will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective within 180 days after the Closing, and (iii) it will use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act, subject to certain exceptions specified in the Registration Rights Agreement, until the second anniversary of the date of the Closing. If (a) the Company fails to file the Shelf Registration Statement required by the Registration Rights Agreement on or before the date specified above for such filing, (b) such Shelf Registration Statement is not declared effective by the Commission on or prior to the date specified above for such effectiveness, or (c) the Shelf Registration Statement is declared effective but thereafter ceases to be effective or useable in connection with resales of Transfer Restricted Securities during the periods specified in the Registration Rights Agreement without being succeeded immediately by a post-effective amendment to such Shelf Registration Statement that cures such failure and is itself declared effective immediately (each such event referred to in clauses
(a) through (c) above a "REGISTRATION DEFAULT"), then the Company will pay special interest to each Holder of Transfer Restricted Securities as described below. Notwithstanding the foregoing, as set forth in the Registration Rights Agreement, the Company will be permitted to suspend use of the prospectus that is part of the Shelf Registration Statement during certain periods of time and in certain circumstances relating to pending corporate developments and public filings with the SEC and similar events, and such a suspension shall not be deemed a Registration Default provided it does not last in excess of 60 days in the aggregate during any 12-month period. With respect to the first 90-day period immediately following the occurrence of a Registration Default, the Company shall pay special interest to each Holder of Transfer Restricted Securities in an amount equal to an increase in the annual interest rate on the Notes of 0.25%

("SPECIAL INTEREST") and with respect to each subsequent 90-day period, additional amounts equal to an increase in the annual interest rate on the Notes of 0.25% until all Registration Defaults have been cured, up to a maximum increase in the annual interest rate on the Notes equal to 1.0%. In the event that this Note, or any portion thereof, shall have been converted into shares of Common Stock pursuant to Section 12 hereof, the amount payable under this
Section 2 per share of Common Stock so converted shall be determined by dividing
(x) the amount that would have been payable hereunder on the aggregate principal amount so converted by (y) the number of shares of Common Stock issued upon such conversion. All accrued Special Interest shall be paid by the Company on each Interest Payment Date for which Special Interest is owed to the holders of Transfer Restricted Securities by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults, the application of Special Interest will cease. THE PROVISIONS OF THIS SECTION 2 SHALL SURVIVE ANY CONVERSION OF THE NOTES INTO SHARES OF COMMON STOCK PURSUANT TO SECTION 12 HEREOF, AND MAY BE ENFORCED BY THE HOLDER OF COMMON STOCK ISSUED UPON CONVERSION OF THIS NOTE.

3. PAYMENTS. All payments made by the Company on this Note shall be made without deduction or withholding for or on account of, any and all present or future taxes, duties, assessments, or governmental charges of whatever nature unless the deduction or withholding of such taxes, duties, assessments or government charges is then required by law.

4. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date for the next interest payment date even though Notes are canceled after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal and premium payments. The Company will pay principal, premium, if any, interest, and Special Interest, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, interest and Special Interest, if any, by check payable in such money. It may mail an interest or Special Interest check to a Holder's registered address. Upon the request of a Holder who holds an aggregate principal amount of at least $5.0 million, principal, premium, if any, interest, and Special Interest, if any, shall be paid by wire transfer of immediately available funds to an account previously specified in writing by such Holder to the Company and the Trustee.

5. PAYING AGENT, CONVERSION AGENT AND REGISTRAR. The Trustee will act as Paying Agent, Conversion Agent and Registrar and will maintain an office or agency in the City of New York, New York at which the notes may be presented for payment, transfer or exchange. The Company may change any Paying Agent, Conversion Agent or Registrar without prior notice. The Company or any of its Affiliates may act in any such capacity.

6. INDENTURE. The Company issued the Notes under an Indenture, dated as of June 20, 2000 (the "INDENTURE"), between the Company and State Street Bank and Trust Company, as Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA") as in effect on the date of the Indenture. The Notes are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Holders are referred to the Indenture and such Act for a statement of such terms. The Notes are unsecured general obligations of the Company limited to

$300,000,000 in aggregate principal amount and subordinated in right of payment to all existing and future Senior Debt of the Company.

7. REDEMPTION. At any time on or after July 3, 2003 the Company may redeem any portion of the Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount thereof), together with accrued and unpaid interest and Special Interest thereon to, but excluding, the applicable redemption date. If redeemed during the period beginning July 3, 2003 and ending on June 30, 2004, the redemption price shall be 103.143%, and if redeemed during the 12-month period commencing on July 1 of each of the following years, up to the maturity date the redemption price shall be the corresponding percentage of principal set forth below:

         Period                                                                 Redemption Price
         ------                                                                 ----------------
         July 1, 2004 - June 30, 2005 ............................................  102.357%
         July 1, 2005 - June 30, 2006 ............................................  101.571%
         July 1, 2006 - June 30, 2007 ............................................  100.786%
         July 1, 2007 ............................................................  100.000%

         In the event the Company redeems less than all of the outstanding Notes, the Notes to be redeemed shall be selected by the Trustee in accordance with Section 3.02 of the Indenture. In the event a portion of an outstanding
Note is selected for redemption and such Note is converted in part after such selection, the converted portion of such Note shall be deemed (so far as may be) to be the portion to be selected for redemption in accordance with Section 3.02 of the Indenture. The Company may not give notice of any redemption if the Company has defaulted in payment of interest and the default is continuing.

         8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at his address of record. The Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. In the event of a redemption of less than all of the Notes, the Notes will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the redemption date, interest ceases to accrue on the Notes or portions of them called for redemption.

         If this Note is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest will be paid to the Person in whose name this Note is registered at the close of business on such record date.

         9. MANDATORY REDEMPTION. The Company will not be required to make mandatory redemption or repurchase payments with respect to the Notes. There are no sinking fund payments with respect to the Notes.

         10. REPURCHASE AT OPTION OF HOLDER. If there is a Fundamental Change, the Company shall be required to offer to purchase on the Purchase Date all outstanding Notes at a purchase price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest and Special Interest, if any, to the Purchase Date. Holders of Notes that are subject to an offer to purchase will receive a Fundamental Change Offer from the Company in accordance with

Section 3.09 of the Indenture and may elect to have such Notes or portions thereof in authorized denominations purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

         11. SUBORDINATION. The payment of the principal of, interest on, Special Interest or any other amounts due on the Notes is subordinated in right of payment to all existing and future Senior Debt of the Company, as described in the Indenture. Each Holder, by accepting a Note, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

         12. CONVERSION. The holder of any Note has the right, exercisable at any time following the Issuance Date and prior to the close of business (New York time) on the date of the Note's maturity, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Common Stock at the initial Conversion Price of $115.47 per share, subject to adjustment under certain circumstances as set forth in the Indenture, except that if a Note is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the date fixed for redemption.

         To convert a Note, a holder must (1) complete and sign a conversion notice substantially in the form set forth below, (2) surrender the Note to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. No payment or adjustment will be made for accrued and unpaid interest on a converted Note, but if any holder surrenders a Note for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the holder of such Note on such record date. Any Notes that are, however, delivered to the Company for conversion after any record date but before the next interest payment date must, except as described in the next sentence, be accompanied by a payment equal to the interest payable on such interest payment date on the principal amount of such Notes being converted. Payments to the Company described in the preceding sentence shall not be required if, during that period between a record date and the next interest payment date, a conversion occurs on or after the date that the Company has issued a redemption notice and prior to the date of redemption stated in such notice. If any Notes are converted after an interest payment date but on or before the next record date, no interest will be paid on those Notes. The number of shares issuable upon conversion of a Note is determined by dividing the principal amount of the Note converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.

         A note in respect of which a holder has delivered an "Option of Holder to Elect Purchase" form appearing below exercising the option of such holder to require the Company to purchase such Note may be converted only if the notice of exercise is withdrawn as provided above and in accordance with the terms of the Indenture. The above description of conversion of the Notes is qualified by reference to, and is subject in its entirety by, the more complete description thereof contained in the Indenture.

         13. DENOMINATIONS, TRANSFER, EXCHANGE. The notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered, and Notes may be exchanged, as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption (except the unredeemed portion of any Note being redeemed in part). Also, it need not exchange or register the transfer of any Note for a period of 15 days before a selection of Notes to be redeemed.

         14. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         15. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, Holders of Notes entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         16. DEFAULTS AND REMEDIES. The Notes shall have the Events of Default set forth in Section 8.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes by notice to the Company and the Trustee may declare all the Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization, all unpaid principal and interest accrued on the Notes shall become due and payable immediately without further action or notice. The Holders of a majority in principal amount of the Notes then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety, to the more complete description thereof contained in the Indenture.

         17. AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes), and any existing default may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder, the Indenture or the Notes may be amended, among other reasons, to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for assumption of the Company's obligations to Holders, to make any change that does not adversely affect the rights of any Holder or to qualify the Indenture under the TIA or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA.

         18. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

         19. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or shareholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

         20. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

         21. AUTHENTICATION. The Notes shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

         22. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and UGMA (= Uniform Gifts to Minors Act).

                  The Company will furnish to any Holder of the Notes upon written request and without charge a copy of the Indenture. Request may be made to:

                  Akamai Technologies, Inc.
                  500 Technology Square
                  Cambridge, Massachusetts 02139
                  Attention:  General Counsel

                                 ASSIGNMENT FORM

                  TO ASSIGN THIS NOTE, FILL IN THE FORM BELOW:

         I. ASSIGNMENT

I, or we, assign this Note to:


     _______________________________________________________________________
             (Print or type name, address and zip code of assignee)


     _______________________________________________________________________
     (Please insert Social Security or other identifying number of assignee)


________________________________________________________________________________
and irrevocably appoint _______________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.



Dated:_______________________    Signed:________________________________________
                                        (Sign exactly as your name appears on
                                        the other side of this Note)

                                 Print Name:____________________________________

                                 Signature Guarantee:*__________________________

*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.


         II. TRANSFEROR REPRESENTATIONS

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the company, the undersigned confirms that such Notes are being transferred:

CHECK ONE BOX BELOW

(1) [ ] to the Company or any subsidiary thereof (attach Restricted Transfer Certificate),

(2) [ ] to a qualified institutional buyer in compliance with Rule 144A (attach Rule 144A Transfer Certificate),

(3) [ ] outside the United States in compliance with Rule 904 under the Securities Act (attach Regulation S Transfer Certificate),

(4) [ ] pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) (attach Restricted Transfer Certificate),

(5) [ ] to an institutional "accredited investor" (as defined in rule 501(a)(1), (2), (3), or (7) under the Securities Act (attach Accredited Investor Letter),

(6) [ ] in accordance with another exemption from the registration requirements of the Securities Act (attach legal opinion), or

(7) [ ]  pursuant to an effective registration statement under the Securities
         Act.

CHECK IF APPLICABLE

[ ] (A) The undersigned represents and warrants that it is, or at some time during which it held this Security was, an Affiliate of the Company.

    (B) If (A) above is checked and if the undersigned was not an Affiliate of the Company at all times during which it held this Note, indicate the periods during which the undersigned was an Affiliate of the Company:

    (C) If (A) above is checked and if the Transferee will not pay the full purchase price for the transfer of this Note on or prior to the date of transfer, indicate when such purchase price will be paid:

THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX ABOVE UNDER ITEM (A) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS NOTE AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE COMPANY.

                                        ________________________________________
                                                     (Signature)


                                        Signature Guarantee*____________________

*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

III.     TRANSFEREE REPRESENTATIONS

         TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.


                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:___________________         Signed:_____________________________
                                         Name:
                                         NOTICE:  To be executed by an executive
                                         Officer

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

         The undersigned represents and warrants that it is not a "U.S. Person" (as defined in Regulation S under the Securities Act of 1933, as amended).

Dated:___________________         Signed:_____________________________
                                         Name:
                                         NOTICE:  To be executed by an executive
                                         Officer

                       OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to
Section 3.09 or Section 4.07 of the Indenture, check the box: [ ]

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 3.09 or Section 4.07 of the Indenture, state the amount you want to be purchased (in denominations of $1,000 or any integral multiple thereof):

                                $_______________


Dated: _______________________  Signed: ________________________________________
                                        (Sign exactly as your name appears on
                                        the other side of this Note)


                                Signature Guarantee:*___________________________


*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                               ELECTION TO CONVERT

To:      Akamai Technologies, Inc.


                  The undersigned owner of this Note hereby irrevocably exercise the option to convert this Note, or the portion below designated, into Common Stock of Akamai Technologies, Inc. in accordance with the terms of the Indenture referred to in this Note, and directors that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If the shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         Any holder of Notes, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Note, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Notes.

Date:

                  In Whole [ ]              In Part [ ]     as follows:

                                            Portions of Note to be converted
                                            ($1,000 or integral multiples
                                            thereof): $____________


_______________________________
Signature

Please print or Typewrite Name and Address, Including Zip code, and Social Security or Other Identifying Number:

________________________________

________________________________

________________________________


Signature Guarantee:*___________



* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange

                                                                      SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Global Note shall be $ . The following increases or decreases in the principal amount of this Global Note have been made:

Amount of decrease                                                                            Signature of authorized
   in principal       Amount of increase                             Signature of authorized          officer
  amount of this     in principal amount    Principal amount of       officer of Trustee or        of Trustee or
    Global Note      of this Global Note    this Global Note           Notes Custodian          Securities Custodian
------------------   -------------------    -------------------      -----------------------  -----------------------

                            AKAMAI TECHNOLOGIES, INC.

                 5 1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2007


No. D-1                                                       CUSIP No._________

                                                              $_________________

         Akamai Technologies, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ___________________ dollars ($___________), on ______________, 2007.

         Interest Payment Dates: July 1 and January 1: commencing January 1,
2001.

         Record Dates:  June 15 and December 15.

         Reference is made to the further provisions of this Note hereinafter set forth, which will, for all purposes, have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

                                            AKAMAI TECHNOLOGIES, INC.,
                                            a Delaware corporation

[Seal]

                                            By: ________________________________
                                                Name:
                                                Title:

Attest: ____________
        Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-mentioned Indenture.

                                           State Street Bank and Trust Company,
                                           as Trustee

                                           By:__________________________________
                                              Name:
                                              Authorized Signatory

Dated:___________________

                 5 1/2% CONVERTIBLE SUBORDINATED NOTE DUE 2007

         1. INTEREST. AKAMAI TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), is the issuer of 5 1/2% Convertible Subordinated Notes due 2007 (the "Notes"). The Notes will accrue interest at a rate of 5 1/2% per annum. The Company promises to pay interest on the Notes in cash semiannually on each July 1 and January 1, commencing on January 1, 2001, to Holders of record on the immediately preceding June 15 and December 15, respectively. Interest on the Notes will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from June 20, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay interest on overdue principal at the interest rate borne by the Notes, compounded semiannually, and, to the extent permitted by law, it shall pay interest on overdue installments of interest (without regard to any applicable grace period) at the same interest rate compounded semiannually.

         2. REGISTRATION RIGHTS. The holder of this Note (and the Common Stock issuable upon conversion hereof) is entitled to the benefits of a Registration Rights Agreement, dated as of June 20, 2000, among the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT"). Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the holders of Transfer Restricted Securities, that (i) it will, at its cost, within 90 days after the closing of the sale of the Notes (the "CLOSING"), file a shelf registration statement (the "SHELF REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION") with respect to resales of the Notes and the Common Stock issuable upon conversion thereof, (ii) it will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective within 180 days after the Closing, and (iii) it will use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act, subject to certain exceptions specified in the Registration Rights Agreement, until the second anniversary of the date of the Closing. If (a) the Company fails to file the Shelf Registration Statement required by the Registration Rights Agreement on or before the date specified above for such filing, (b) such Shelf Registration Statement is not declared effective by the Commission on or prior to the date specified above for such effectiveness, or (c) the Shelf Registration Statement is declared effective but thereafter ceases to be effective or useable in connection with resales of Transfer Restricted Securities during the periods specified in the Registration Rights Agreement without being succeeded immediately by a post-effective amendment to such Shelf Registration Statement that cures such failure and is itself declared effective immediately (each such event referred to in clauses
(a) through (c) above a "REGISTRATION DEFAULT"), then the Company will pay special interest to each Holder of Transfer Restricted Securities as described below. Notwithstanding the foregoing, as set forth in the Registration Rights Agreement, the Company will be permitted to suspend use of the prospectus that is part of the Shelf Registration Statement during certain periods of time and in certain circumstances relating to pending corporate developments and public filings with the SEC and similar events, and such a suspension shall not be deemed a Registration Default provided it does not last in excess of 60 days in the aggregate during any 12-month period. With respect to the first 90-day period immediately following the occurrence of a Registration Default, the Company shall pay special interest to each Holder of Transfer Restricted Securities in an amount equal to an increase in the annual interest rate on the Notes of 0.25% ("SPECIAL INTEREST") and with respect to each subsequent 90-day period, additional amounts equal to an increase in the annual interest rate on the Notes of 0.25% until all Registration Defaults have been cured, up to a maximum increase in the annual interest rate on the Notes equal to 1.0%. In the event that this Note, or any portion thereof, shall have been converted into shares of Common Stock pursuant to Section 12 hereof, the amount payable under this Section 2 per share of Common Stock so converted shall be determined by dividing (x) the amount that would have been payable hereunder on the aggregate principal amount so converted by (y) the number of shares of Common Stock issued upon such conversion. All accrued Special Interest shall be paid by the Company on each Interest Payment Date for which Special Interest is owed to the holders of Transfer Restricted Securities by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults, the application of Special Interest will cease. THE PROVISIONS OF THIS SECTION 2 SHALL SURVIVE ANY CONVERSION OF THE NOTES INTO SHARES OF COMMON STOCK PURSUANT TO SECTION 12 HEREOF, AND MAY BE ENFORCED BY THE HOLDER OF COMMON STOCK ISSUED UPON CONVERSION OF THIS NOTE.

         3. PAYMENTS. All payments made by the Company on this Note shall be made without deduction or withholding for or on account of, any and all present or future taxes, duties, assessments, or governmental charges of whatever nature unless the deduction or withholding of such taxes, duties, assessments or government charges is then required by law.

         4. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date for the next interest payment date even though Notes are canceled after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal and premium payments. The Company will pay principal, premium, if any, interest, and Special Interest, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal, premium, if any, interest and Special Interest, if any, by check payable in such money. It may mail an interest or Special Interest check to a Holder's registered address. Upon the request of a Holder who holds an aggregate principal amount of at least $5.0 million, principal, premium, if any, interest, and Special Interest, if any, shall be paid by wire transfer of immediately available funds to an account previously specified in writing by such Holder to the Company and the Trustee.

         5. PAYING AGENT, CONVERSION AGENT AND REGISTRAR. The Trustee will act as Paying Agent, Conversion Agent and Registrar and will maintain an office or agency in the City of New York, New York at which the notes may be presented for payment, transfer or exchange. The Company may change any Paying Agent, Conversion Agent or Registrar without prior notice. The Company or any of its Affiliates may act in any such capacity.

         6. INDENTURE. The Company issued the Notes under an Indenture, dated as of June 20, 2000 (the "INDENTURE"), between the Company and State Street Bank and Trust Company, as Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA") as in effect on the date of the Indenture. The Notes are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Holders are referred to the Indenture and such Act for a statement of such terms. The Notes are unsecured general obligations of the Company limited to

$300,000,000 in aggregate principal amount and subordinated in right of payment to all existing and future Senior Debt of the Company.

         7. REDEMPTION. At any time on or after July 3, 2003 the Company may redeem any portion of the Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount thereof), together with accrued and unpaid interest and Special Interest thereon to, but excluding, the applicable redemption date. If redeemed during the period beginning July 3, 2003 and ending on June 30, 2004, the redemption price shall be 103.143%, and if redeemed during the 12-month period commencing on July 1 of each of the following years, up to the maturity date the redemption price shall be the corresponding percentage of principal set forth below:

         Period                                                                 Redemption Price
         ------                                                                 ----------------
         July 1, 2004 - June 30, 2005 ...........................................  102.357%
         July 1, 2005 - June 30, 2006 ...........................................  101.571%
         July 1, 2006 - June 30, 2007 ...........................................  100.786%
         July 1, 2007 ...........................................................  100.000%

         In the event the Company redeems less than all of the outstanding Notes, the Notes to be redeemed shall be selected by the Trustee in accordance with Section 3.02 of the Indenture. In the event a portion of an outstanding
Note is selected for redemption and such Note is converted in part after such selection, the converted portion of such Note shall be deemed (so far as may be) to be the portion to be selected for redemption in accordance with Section 3.02 of the Indenture. The Company may not give notice of any redemption if the Company has defaulted in payment of interest and the default is continuing.

         8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at his address of record. The Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000. In the event of a redemption of less than all of the Notes, the Notes will be chosen for redemption by the Trustee in accordance with the Indenture. On and after the redemption date, interest ceases to accrue on the Notes or portions of them called for redemption.

         If this Note is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest will be paid to the Person in whose name this Note is registered at the close of business on such record date.

         9. MANDATORY REDEMPTION. The Company will not be required to make mandatory redemption or repurchase payments with respect to the Notes. There are no sinking fund payments with respect to the Notes.

         10. REPURCHASE AT OPTION OF HOLDER. If there is a Fundamental Change, the Company shall be required to offer to purchase on the Purchase Date all outstanding Notes at a purchase price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest and Special Interest, if any, to the Purchase Date. Holders of Notes that are subject to an offer to purchase will receive a Fundamental Change Offer from the Company in accordance with

Section 3.09 of the Indenture and may elect to have such Notes or portions thereof in authorized denominations purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

         11. SUBORDINATION. The payment of the principal of, interest on, Special Interest or any other amounts due on the Notes is subordinated in right of payment to all existing and future Senior Debt of the Company, as described in the Indenture. Each Holder, by accepting a Note, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

         12. CONVERSION. The holder of any Note has the right, exercisable at any time following the Issuance Date and prior to the close of business (New York time) on the date of the Note's maturity, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Common Stock at the initial Conversion Price of $115.47 per share, subject to adjustment under certain circumstances as set forth in the Indenture, except that if a Note is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the date fixed for redemption.

         To convert a Note, a holder must (1) complete and sign a conversion notice substantially in the form set forth below, (2) surrender the Note to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. No payment or adjustment will be made for accrued and unpaid interest on a converted Note, but if any holder surrenders a Note for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the holder of such Note on such record date. Any Notes that are, however, delivered to the Company for conversion after any record date but before the next interest payment date must, except as described in the next sentence, be accompanied by a payment equal to the interest payable on such interest payment date on the principal amount of such Notes being converted. Payments to the Company described in the preceding sentence shall not be required if, during that period between a record date and the next interest payment date, a conversion occurs on or after the date that the Company has issued a redemption notice and prior to the date of redemption stated in such notice. If any Notes are converted after an interest payment date but on or before the next record date, no interest will be paid on those Notes. The number of shares issuable upon conversion of a Note is determined by dividing the principal amount of the Note converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.

         A note in respect of which a holder has delivered an "Option of Holder to Elect Purchase" form appearing below exercising the option of such holder to require the Company to purchase such Note may be converted only if the notice of exercise is withdrawn as provided above and in accordance with the terms of the Indenture. The above description of conversion of the Notes is qualified by reference to, and is subject in its entirety by, the more complete description thereof contained in the Indenture.

         13. DENOMINATIONS, TRANSFER, EXCHANGE. The notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered, and Notes may be exchanged, as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption (except the unredeemed portion of any Note being redeemed in part). Also, it need not exchange or register the transfer of any Note for a period of 15 days before a selection of Notes to be redeemed.

         14. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         15. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, Holders of Notes entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         16. DEFAULTS AND REMEDIES. The Notes shall have the Events of Default set forth in Section 8.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes by notice to the Company and the Trustee may declare all the Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization, all unpaid principal and interest accrued on the Notes shall become due and payable immediately without further action or notice. The Holders of a majority in principal amount of the Notes then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference, and subject in its entirety, to the more complete description thereof contained in the Indenture.

         17. AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes), and any existing default may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder, the Indenture or the Notes may be amended, among other reasons, to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for assumption of the Company's obligations to Holders, to make any change that does not adversely affect the rights of any Holder or to qualify the Indenture under the TIA or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA.

         18. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

         19. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or shareholder of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

         20. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

         21. AUTHENTICATION. The Notes shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

         22. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and UGMA (= Uniform Gifts to Minors Act).

                  The Company will furnish to any Holder of the Notes upon written request and without charge a copy of the Indenture. Request may be made to:

                  Akamai Technologies, Inc.
                  500 Technology Square
                  Cambridge, Massachusetts 02139
                  Attention:  General Counsel

                                 ASSIGNMENT FORM

                  TO ASSIGN THIS NOTE, FILL IN THE FORM BELOW:

         I. ASSIGNMENT

I, or we, assign this Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (Print or type name, address and zip code of assignee)

________________________________________________________________________________
     (Please insert Social Security or other identifying number of assignee)

________________________________________________________________________________


and irrevocably appoint _______________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.



Dated:_______________________    Signed:________________________________________
                                        (Sign exactly as your name appears on
                                        the other side of this Note)

                                 Print Name:____________________________________

                                 Signature Guarantee:*__________________________

*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                           __________________________

         II. TRANSFEROR REPRESENTATIONS

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the company, the undersigned confirms that such Notes are being transferred:

CHECK ONE BOX BELOW

(1) [ ] to the Company or any subsidiary thereof (attach Restricted Transfer Certificate),

(2) [ ] to a qualified institutional buyer in compliance with Rule 144A (attach Rule 144A Transfer Certificate),

(3) [ ] outside the United States in compliance with Rule 904 under the Securities Act (attach Regulation S Transfer Certificate),

(4) [ ] pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) (attach Restricted Transfer Certificate),

(5) [ ] to an institutional "accredited investor" (as defined in rule 501(a)(1), (2), (3), or (7) under the Securities Act (attach Accredited Investor Letter),

(6) [ ] in accordance with another exemption from the registration requirements of the Securities Act (attach legal opinion), or

(7) [ ]  pursuant to an effective registration statement under the Securities
         Act.

CHECK IF APPLICABLE

[ ] (A) The undersigned represents and warrants that it is, or at some time during which it held this Security was, an Affiliate of the Company.

    (B) If (A) above is checked and if the undersigned was not an Affiliate of the Company at all times during which it held this Note, indicate the periods during which the undersigned was an Affiliate of the Company:

         _____________________________.

    (C) If (A) above is checked and if the Transferee will not pay the full purchase price for the transfer of this Note on or prior to the date of transfer, indicate when such purchase price will be paid:

         _____________________________.

THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX ABOVE UNDER ITEM (A) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS NOTE AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE COMPANY.

                                        ________________________________________
                                                     (Signature)


                                        Signature Guarantee*____________________

*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

III.     TRANSFEREE REPRESENTATIONS

         TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.


                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:___________________         Signed:_____________________________
                                         Name:
                                         NOTICE:  To be executed by an executive
                                         officer

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

         The undersigned represents and warrants that it is not a "U.S. Person" (as defined in Regulation S under the Securities Act of 1933, as amended).

Dated:___________________         Signed:_____________________________
                                         Name:
                                         NOTICE:  To be executed by an executive
                                         officer

                       OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to
Section 3.09 or Section 4.07 of the Indenture, check the box: [ ]

If you want to elect to have only part of this Note purchased by the Company pursuant to Section 3.09 or Section 4.07 of the Indenture, state the amount you want to be purchased (in denominations of $1,000 or any integral multiple thereof):

                                $_______________


Dated: _______________________  Signed: ________________________________________
                                        (Sign exactly as your name appears on
                                        the other side of this Note)


                                Signature Guarantee:*___________________________


*Signatures must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                               ELECTION TO CONVERT

To:      Akamai Technologies, Inc.


                  The undersigned owner of this Note hereby irrevocably exercise the option to convert this Note, or the portion below designated, into Common Stock of Akamai Technologies, Inc. in accordance with the terms of the Indenture referred to in this Note, and directors that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If the shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         Any holder of Notes, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Note, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Notes.

Date:

                  In Whole [ ]              In Part [ ]     as follows:

                                            Portions of Note to be converted
                                            ($1,000 or integral multiples
                                            thereof): $____________


_______________________________
Signature

Please print or Typewrite Name and Address, Including Zip code, and Social Security or Other Identifying Number:

________________________________

________________________________

________________________________


Signature Guarantee:*___________



* Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange

                                                                       EXHIBIT B

     FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM RULE 144A GLOBAL NOTE OR
                   RESTRICTED NOTE TO REGULATION S GLOBAL NOTE

REGULATION S TRANSFER CERTIFICATE

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA  02111-1724
Attn:  Corporate Trust Administration

Re: Akamai Technologies, Inc. 5 1/2% Convertible Subordinated Notes due 2007 (the "NOTES")

         Reference is hereby made to the Indenture, dated as of June 20, 2000 (the "INDENTURE"), between Akamai Technologies, Inc., as Issuer, and State Street Bank and Trust Company, as Trustee.

         This letter relates to $[___________] [check one] (i) aggregate principal amount of Notes which are held in the form of the Rule 144A Global Note (CUSIP No. ________) with the Depositary or (ii) principal amount of Restricted Note (CUSIP No. ________) registered, in either case, in the name of [name of transferor] (the "TRANSFEROR") to effect the transfer of the Notes in exchange for an equivalent beneficial interest in the Regulation S Global Notes.

         In connection with such request, the Transferor does hereby certify (i) that such transfer has been effected in accordance with the transfer restrictions set forth in the Notes and (ii) that:

         (1)      the offer of the Notes was not made to a Person in the United
                  States;

         (2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

         In addition, if the sale is made during a distribution compliance period and the provisions of Rule 903 (c) (2) or (3) or Rule 904 (c) (1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903 (c) (2) or (3) or Rule 904(c)(1), as the case may be.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Capitalized terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S.

                                            [Name of Transferor]

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


Dated:

cc:    Akamai Technologies, Inc.
       500 Technology Square
       Cambridge, Massachusetts  02139
       Attention:  General Counsel

                                                                       EXHIBIT C

   FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM REGULATION S GLOBAL NOTE OR
                    RESTRICTED NOTE TO RULE 144A GLOBAL NOTE

RULE 144A TRANSFER CERTIFICATE

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA  02111-1724
Attn:  Corporate Trust Administration

Re: Akamai Technologies, Inc. 5 1/2% Convertible Subordinated Notes due 2007 (the "NOTES")

         Reference is hereby made to the Indenture, dated of June 20, 2000 (the "INDENTURE"), between Akamai Technologies, Inc., as Issuer, and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the respective meanings given them in the Indenture.

         This letter relates to $[___________] [check one] (i) aggregate principal amount of Notes which are held in the form of the Regulation S Global Note (CUSIP No. ________) with the Depositary or (ii) principal amount of Restricted Note (CUSIP No. ________) registered, in either case, in the name of [name of transferor] (the "TRANSFEROR") to effect the transfer of the Notes in exchange for an equivalent beneficial interest in the Rule 144A Global Note.

In connection with such request, and in respect of such Notes the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Notes and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

                                                [Name of Transferor],

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

Dated:

cc:    Akamai Technologies, Inc.
       500 Technology Square
       Cambridge, Massachusetts  02139
       Attention:  General Counsel

                                                                       EXHIBIT D

          FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM GLOBAL NOTE OR
                       RESTRICTED NOTE TO RESTRICTED NOTE

RESTRICTED NOTE TRANSFER CERTIFICATE

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA  02111-1724
Attn:  Corporate Trust Administration

Re: Akamai Technologies, Inc. 5 1/2% Convertible Subordinated Notes due 2007 (the "NOTES")

         Reference is hereby made to the Indenture, dated as of June 20, 2000 (the "INDENTURE"), between Akamai Technologies, Inc., as Issuer, and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the respective meanings given them in the Indenture.

         This letter relates to $[___________] aggregate principal amount of Notes which are [held in the form of the [Rule 144A/Regulation S] [Global] [Restricted] Note (CUSIP No. [________] CINS No. [__________]) [with the Depositary] in the name of [name of transferor] (the "TRANSFEROR") to effect the transfer of the Notes.

         In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Notes and (ii) in accordance with applicable securities laws of any state of the United States or any other jurisdiction.


                                               [Name of Transferor],

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


Dated:

cc:    Akamai Technologies, Inc.
       500 Technology Square
       Cambridge, Massachusetts  02139
       Attention:  General Counsel

                                                                       EXHIBIT E

      FORM OF LETTER TO BE DELIVERED BY INSTITUTIONAL ACCREDITED INVESTORS

ACCREDITED INVESTOR LETTER

(Date)


Akamai Technologies, Inc.
500 Technology Square
Cambridge, Massachusetts 02139

Ladies and Gentlemen:

         We are delivering this letter in connection with our acquisition of 5 1/2% Convertible Subordinated Notes due 2007 (the "Notes") of Akamai Technologies, Inc., a Delaware corporation (the "Company"), as more fully described in the Offering Memorandum (the "Offering Memorandum") relating to the initial offering of the Notes.

         We hereby confirm that:

         (i) we are an "accredited investor" within the meaning of Rule 501(a)
(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act (an "Institutional Accredited Investor");

         (ii) (A) any purchase of the Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3 (a) (2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring the Notes as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

         (iii) in the event that we purchase any of the Notes, we will acquire Notes having a minimum purchase price of not less than $100,000 for our own account or for any separate account for which we are acting;

         (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Notes;

         (v) we are not acquiring the Notes with a view to distribution thereof or with any present intention of offering or selling any of the Notes, except inside the United States in accordance with Rule 144A under the Securities Act or outside the United States in accordance with Regulation S under the Securities Act, as provided below, provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

         (vi) we have received a copy of the Offering Memorandum relating to the offering of the Notes and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to acquire the Notes.

         We understand that the Notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that if in the future we decide to resell, pledge or otherwise transfer such Notes, such Notes may be offered, resold, pledged or otherwise transferred only: (a) to the Company or any of its subsidiaries, (b) to a person whom the seller reasonably believes is a Qualified Institutional Buyer or "QIB" (as defined in Rule 144A under the Securities Act) purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (c) in an offshore transaction meeting the requirements of Rule 904 of the Securities Act, (d) in a transaction meeting the requirements of Rule 144 under the Securities Act, (e) to an Institutional Accredited Investor that, prior to such transfer, furnishes the trustee a signed letter containing certain representations and agreements relating to the transfer of the Notes (in substantially this form) and, if such transfer is in respect of an aggregate principal amount of Notes less than $100,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (f) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company) or (g) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States, or any other applicable jurisdiction. We understand that the registrar and transfer agent for the Notes will not be required to accept for registration of transfer any Notes acquired by us, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Notes acquired by us will be in the form of definitive physical certificates and will bear a legend reflecting the substance of this paragraph.

         We acknowledge that the Company and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representatives or warranties herein ceases to be accurate and complete.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Dated:
      --------------------------------      --------------------------------
                                                   (Name of Purchaser)



                                            By:
                                               -----------------------------
                                                       (Signature)
                                            Name:
                                            Title:
                                            Address: